Exhibit 10(n)

================================================================================

              AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

                         dated as of November 28, 2001

                                     among

                          U.S. STEEL RECEIVABLES LLC,
                                   as Seller

                            UNITED STATES STEEL LLC,
                              as initial Servicer

               THE PERSONS PARTY HERETO AS CP CONDUIT PURCHASERS,
                    COMMITTED PURCHASERS AND FUNDING AGENTS

                                      and

                            THE BANK OF NOVA SCOTIA,
                              as Collateral Agent

================================================================================

                               TABLE OF CONTENTS

                                   ARTICLE I.
                       AMOUNTS AND TERMS OF THE PURCHASES

Section 1.1.  Facility; Termination ............................   2
Section 1.2.  Transfers; Certificates; Eligible Receivables.....   2
Section 1.3.  Purchased Interest Computation ...................   6
Section 1.4.  Non-Liquidation Settlement and
              Reinvestment Procedures ..........................   6
Section 1.5.  Liquidation Settlement Procedures ................   7
Section 1.6.  Deemed Collections; Reduction in Net Investment ..  11
Section 1.7.  Fees .............................................  12
Section 1.8.  Payments and Computations, Etc ...................  13
Section 1.9.  Increased Costs ..................................  13
Section 1.10. Requirements of Law ..............................  15
Section 1.11. Inability to Determine Eurodollar Rate ...........  16
Section 1.12. Sharing of Payments, etc .........................  17
Section 1.13. Expiration or Extension of Commitments ...........  17
Section 1.14. Addition of Purchasers ...........................  18
Section 1.15. Obligations Several ..............................  19

                                  ARTICLE II.
                   REPRESENTATIONS AND WARRANTIES; COVENANTS;
                               TERMINATION EVENTS

Section 2.1.  Representations and Warranties; Covenants ........  19
Section 2.2.  Termination Events ...............................  19

                                  ARTICLE III.
                                INDEMNIFICATION

Section 3.1.  Indemnities by the Seller ........................  20
Section 3.2.  Indemnities by the Servicer ......................  22
Section 3.3.  Defense of Claims ................................  23

                                  ARTICLE IV.
                         ADMINISTRATION AND COLLECTIONS

Section 4.1.  Appointment of the Servicer ......................  25
Section 4.2.  Duties of the Servicer ...........................  26
Section 4.3.  Establishment and Use of Certain Accounts ........  28
Section 4.4.  Enforcement Rights ...............................  29
Section 4.5.  Responsibilities of the Seller ...................  30
Section 4.6.  Servicing Fee ....................................  31

                                   ARTICLE V.
                                   THE AGENTS

Section 5.1.  Appointment and Authorization ....................  31
Section 5.2.  Delegation of Duties .............................  33
Section 5.3.  Exculpatory Provisions ...........................  33
Section 5.4.  Reliance by Agents ...............................  34
Section 5.5.  Notice of Termination Events .....................  35
Section 5.6.  Non-Reliance on Collateral Agent, Funding Agents
              and Other Purchasers .............................  35
Section 5.7.  Collateral Agent, Funding Agents and Purchasers ..  36
Section 5.8.  Indemnification ..................................  36
Section 5.9.  Successor Collateral Agent .......................  37

                                  ARTICLE VI.
                                 MISCELLANEOUS

Section 6.1.  Amendments, Etc...................................  37
Section 6.2.  Notices, Etc .....................................  38
Section 6.3.  Assignability ....................................  38
Section 6.4.  Costs, Expenses and Taxes ........................  42
Section 6.5.  No Proceedings; Limitation on Payments ...........  42
Section 6.6.  GOVERNING LAW AND JURISDICTION ...................  43
Section 6.7.  Execution in Counterparts ........................  44
Section 6.8.  Survival of Termination ..........................  44
Section 6.9.  WAIVER OF JURY TRIAL .............................  44
Section 6.10. Entire Agreement .................................  44
Section 6.11. Headings .........................................  44
Section 6.12. Purchaser's Liabilities ..........................  45
Section 6.13. Confidentiality ..................................  45
Section 6.14. Agent Conflict Waiver ............................  45

EXHIBIT I     Definitions
EXHIBIT II    Conditions of Purchases
EXHIBIT III   Representations and Warranties
EXHIBIT IV    Covenants
EXHIBIT V     Termination Events
EXHIBIT VI    Form of Assumption Agreement
EXHIBIT VII   Form of Transfer Supplement

SCHEDULE I    Credit and Collection Policy
SCHEDULE II   Lock-Box Banks and Lock-Box Accounts
SCHEDULE III  Trade Names
SCHEDULE IV   Special Obligors

ANNEX A       Form of Purchase Notice
ANNEX B-1     Form of Monthly Report
ANNEX B-2     Form of Weekly Report
ANNEX B-3     Form of Daily Report

     This AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") is dated
                                                            ---------
as of November 28, 2001, among U.S. STEEL RECEIVABLES LLC, a Delaware limited liability company, as Seller (the "Seller"), UNITED STATES STEEL LLC ("USS"), a
                                   ------                              ---
Delaware limited liability company as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), the several commercial paper conduits identified on the signature
 --------
pages hereto and their respective permitted successors and assigns (the "CP
                                                                         --
Conduit Purchasers"; each, individually, a "CP Conduit Purchaser"), the several
------------------                          --------------------
financial institutions identified on the signature pages hereto as "Committed Purchasers" and their respective permitted successors and assigns (the "Committed Purchasers"; each, individually, a "Committed Purchaser"), the agent
 --------------------                          -------------------
banks identified for each CP Conduit Purchaser and Committed Purchaser on the signature pages hereto and their respective permitted successors and assigns (the "Funding Agents"), each CP Conduit Purchaser, Committed Purchaser and
      --------------
Funding Agent that becomes a party hereto from time to time pursuant to an Assumption Agreement, Transfer Supplement or otherwise, and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency ("BNS"), as
                                                                       ---
Collateral Agent for the CP Conduit Purchasers and Committed Purchasers (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent").
 ----------------

     The Seller may desire to convey, transfer and assign, from time to time, undivided percentage interests in certain accounts receivable, and the CP Conduit Purchasers may desire to, and the Committed Purchasers, if requested by the CP Conduit Purchasers, shall, accept such conveyance, transfer and assignment of such undivided percentage interests, subject to the terms and conditions of this Agreement.

     This Agreement amends and restates in its entirety, as of the Closing Date, the Receivables Purchase Agreement dated as of December 7, 1999 (as amended through the date hereof, the "Original Agreement"), among USS, as Seller and
                              ------------------
initial Servicer, Liberty Street Funding Corporation ("LSFC") and BNS, as agent
                                                       ----
for LSFC. Upon the effectiveness of this Agreement, the terms and provisions of the Original Agreement shall, subject to this paragraph, be superseded hereby in their entirety. Notwithstanding the amendment and restatement of the Original Agreement by this Agreement, (i) USS shall continue to be liable to LSFC, BNS or any other Indemnified Party or Affected Person (as such terms are defined in the Original Agreement) with respect to all unpaid Capital, Discount (as such terms are defined in the Original Agreement), fees and expenses (the "Original Agreement Outstanding Amounts") under the
                        --------------------------------------
Original Agreement (which shall continue to accrue thereunder until such amounts are paid in full) and all agreements to indemnify such parties in connection with events or conditions arising or existing prior to the effective date of this Agreement and (ii) the security interest created under the Original Agreement shall remain in full force and effect as security for such Original Agreement Outstanding Amounts until such Original Agreement Outstanding Amounts shall have been paid in full. Upon the effectiveness of this Agreement, each reference to the Original Agreement in any other document, instrument or agreement shall mean and be a reference to this Agreement. Nothing contained herein, unless expressly herein stated to the contrary, is intended to amend, modify or otherwise affect any other instrument, document or agreement executed and or delivered in connection with the Original Agreement.

     In consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I.
                       AMOUNTS AND TERMS OF THE PURCHASES

     Section 1.1. Facility; Termination. (a) On the terms and conditions
                  ---------------------
hereinafter set forth in this Agreement, the parties hereto establish a receivables financing facility.

     (b) The Seller may, upon at least 30 days' written notice to each Funding Agent, terminate or reduce the unused portion of the Facility Limit (ratably with respect to each such Committed Purchaser based on such Person's Commitment); provided, that each reduction shall be in the amount of at least
             --------
$10,000,000 with respect to each Committed Purchaser, or an integral multiple of $1,000,000 in excess thereof, and that, unless terminated, the Facility Limit shall in no event be reduced below $100,000,000.

     Section 1.2. Transfers; Certificates; Eligible Receivables. (a) Incremental
                  --------------------------------------------------------------
Transfers. Prior to the Facility Termination Date, upon the terms and subject to
---------
the conditions set forth herein and in the other Transaction Documents, the Seller may, at its option from time to time, convey, transfer and assign to the Collateral Agent for the benefit of each CP Conduit Purchaser (except during the pendency of a CP Conduit Purchaser Termination Event with respect to such CP Conduit Purchaser) or to the Collateral Agent for the benefit of the Committed Purchasers with respect to such CP Conduit Purchaser (and the Collateral Agent for the benefit of each

CP Conduit Purchaser may, at the option of such CP Conduit Purchaser from time to time, except during the pendency of a CP Conduit Purchaser Termination Event relating to such CP Conduit Purchaser), and the Collateral Agent for the benefit of the Committed Purchasers relating to such CP Conduit Purchaser shall, accept such conveyance, transfer and assignment from the Seller, without recourse except as provided herein), undivided percentage ownership interests in the Receivables, together with the Related Security, Collections and proceeds with respect thereto (each, an "Incremental Transfer") for an amount equal to the
                           --------------------
applicable Transfer Price from time to time prior to the Facility Termination Date; provided that after giving effect to the issuance of Notes by the CP
      --------
Conduit Purchasers or the obtaining of funds by the Committed Purchasers to fund the Transfer Price of any Incremental Transfer and the payment to the Seller of such Transfer Price, (i) the Net Investment of any such Purchaser (together with the outstanding Net Investments of each such CP Conduit Purchaser or Committed Purchaser relating to such Purchaser) shall not exceed the aggregate of the Commitments of the Committed Purchasers relating to such Purchaser and (ii) the Capital shall not exceed the Facility Limit; and provided further, that the
                                                 ----------------
conditions set forth in Exhibit II of this Agreement shall be satisfied with
                        ----------
respect thereto.

     The Seller may, from time to time, by notice to each Funding Agent given by telecopy, offer to convey, transfer and assign to the Collateral Agent for the benefit of each CP Conduit Purchaser (except during the pendency of a CP Conduit Purchaser Termination Event with respect to such CP Conduit Purchaser) or the Collateral Agent for the benefit of the Committed Purchasers, undivided percentage ownership interests in the Purchased Interest at least two (2) Business Days prior to the proposed date of any Incremental Transfer. Each such notice shall specify (x) the desired Transfer Price (which shall be at least $1,000,000 per CP Conduit Purchaser or integral multiples of $100,000 in excess thereof) or, to the extent that the then available unused portion of the Facility Limit (or the aggregate unused Commitment of the Committed Purchasers relating to such CP Conduit Purchaser) is less than such amount, such lesser amount equal to such available portion of the Facility Limit (or Commitment of the related Committed Purchasers, as the case may be); and (y) the desired date of such Incremental Transfer which shall be a Business Day. At the option of each such CP Conduit Purchaser the Collateral Agent for the benefit of such Conduit Purchaser shall accept or reject any such offer by prompt written notice given to the Seller.

     Each notice of proposed Incremental Transfer shall be irrevocable and binding on the Seller, and the Seller shall indemnify the CP Conduit Purchasers and the Committed Purchasers against any loss or expense incurred by the CP Conduit Purchasers and/or the Committed Purchasers, either directly or indirectly, as a result of any failure by the Seller to complete such Incremental Transfer, including, without limitation, any loss or expense incurred by the CP Conduit Purchasers and/or the Committed Purchasers by reason of the liquidation or reemployment of funds acquired by the CP Conduit Purchasers or the Committed Purchasers (including, without limitation, funds obtained by issuing Notes, obtaining deposits as loans from third parties and reemployment of funds) to fund such Incremental Transfer.

     (b) On the date of each purchase (but not reinvestment) of undivided percentage ownership interests with regard to the Purchased Interest hereunder, each Purchaser making a purchase (through the Collateral Agent) on such date pursuant to paragraph (a) above (or its Funding Agent on such Purchaser's
            -------------
behalf) shall, upon satisfaction of the applicable conditions set forth in
Exhibit II, make available to the Seller in same day funds, at Mellon Bank,
----------
N.A., account number 000-0300, ABA 043000261, an amount equal to such Purchaser's ratable share (based on its Commitment and/or the Commitments of the Committed Purchasers relating to such Purchaser) of the Transfer Price with respect to thereto (as specified by the Seller pursuant to paragraph (a) above)
                                                           -------------
relating to the undivided percentage ownership interest then being purchased by such Purchaser.

     (c) Effective on the date of each purchase pursuant to this Section and each reinvestment pursuant to Section 1.4 or 1.5, as applicable, the Seller
                              -----------    ---
hereby sells and assigns to the Collateral Agent for the benefit of the Purchasers (ratably, according to each such Purchaser's Net Investment) an undivided percentage ownership interest in: (i) each Pool Receivable then existing, (ii) all Related Security with respect to such Pool Receivables, and
(iii) all Collections with respect to, and other proceeds of, such Pool Receivables and Related Security.

     (d) (i) It is the express intent of the parties hereto that the transfers of the Receivables, Related Security, Collections and other proceeds of such Receivables by the Seller to the Collateral Agent, as contemplated by this Agreement be, and be treated as, sales and not as secured loans secured thereby. If, however, notwithstanding the intent of the parties, such transactions are deemed to be loans, the Seller hereby grants to the Collateral Agent for the benefit of the Purchasers (ratably, according to each such Purchaser's Net Investment) a security interest (and hereby authorizes the filing of all applicable financing statements to perfect such security interest) in all of the Seller's right, title and interest in and to the Pool Receivables, Related Security and Collections now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto, and all proceeds thereof, to secure the obligations of the Seller hereunder, and this Agreement shall be deemed a security agreement under applicable law.

          (ii) In addition to and without limiting the grant of security interest described in clause (i), above, to secure all of the Seller's
                           ---------
     obligations (monetary or otherwise) under this Agreement and the other Transaction Documents to which it is a party, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent, the Seller hereby grants to the Collateral Agent for the benefit of the Purchasers (ratably, according to each such Purchaser's Net Investment) a security interest in all of the Seller's right, title and interest, if any, (including any undivided interest of the Seller) in, to and under all of the following, whether now or hereafter owned, existing or arising: (i) all Pool Receivables, (ii) all Related Security with respect to such Pool Receivables, (iii) all Collections with respect to such Pool Receivables, (iv) the Lock-Box Accounts, the Concentration Account and the Collection Account, and all amounts on deposit therein, and all certificates and instruments, if any, from time to time evidencing such Lock-Box Accounts, the Concentration Account and the Collection Account, and amounts on deposit therein, (v) all of the Seller's right, title and interest in and to the Purchase and Sale Agreement and each other Transaction Document to which it is a party, and (vi) all proceeds of, and all amounts received or receivable under any or all of, the foregoing (collectively, the "Pool Assets"). The Collateral Agent (for the benefit of
                         -----------
     the Purchasers) shall have, with respect to the Pool Assets, and in addition to all the other rights and remedies available to the Collateral Agent (for the benefit of the Purchasers), all the rights and remedies of a secured party under any applicable UCC.

     Section 1.3. Purchased Interest Computation. The Purchased Interest shall
                  ------------------------------
be initially computed on the date of the initial purchase hereunder. Thereafter, until the Facility Termination Date, the Purchased Interest shall be automatically recomputed (or deemed to be recomputed) on each Business Day other than a Termination Day. From and after the occurrence of any Termination

Day, the Purchased Interest shall (until the event(s) giving rise to such Termination Day are satisfied or are waived by the Funding Agents) be deemed to be 100%. The Purchased Interest shall become zero when the aggregate of the Capital thereof and all accrued and unpaid Discount thereon with respect to any Purchaser shall have been paid in full, all other amounts owed by the Seller and the Servicer hereunder to the Purchasers, the Funding Agents, and the Collateral Agent and any other Indemnified Party or Affected Person are paid in full, and the Servicer shall have received the accrued Servicing Fee thereon; provided
                                                                    --------
that nothing in this Section 1.3 shall be construed to require the Seller, the
                     -----------
Servicer or any Affiliate thereof to make actual computations on a daily basis or to deliver to the Purchasers, the Funding Agents, or the Collateral Agent a writing setting forth any computation, recomputation or deemed recomputation effected under this Section 1.3, except to the extent required pursuant to
                    -----------
Section 2 of Exhibit II or as otherwise required pursuant to this Agreement.
             ----------

     Section 1.4. Non-Liquidation Settlement and Reinvestment Procedures. On
                  ------------------------------------------------------
each day after the date of any Incremental Transfer but prior to the Facility Termination Date, and provided that Section 1.5 shall not be applicable, the
                                    -----------
Servicer shall, out of the Collections represented by the Purchased Interest received on or prior to such day and not previously set aside or paid:

          (i) set aside and hold in trust in the Concentration Account for the CP Conduit Purchasers or the Committed Purchasers, as applicable (or deposit into the Collection Account if so required pursuant to Section 1.5
                                                                    -----------
     hereof) an amount equal to all Discount, Fees and, if USS or any Affiliate thereof is not the Servicer, the Purchasers' share of the Servicing Fee (such share based on the Purchased Interest at such time), in each case accrued through such day and not so previously set aside or paid;

          (ii) subject to Section 1.6(b), reinvest the balance of such
                          -------------
     Collections in respect of the Capital of the Purchased Interest remaining after application of Collections as provided in clause (i) above for the
                                                     ----------
     benefit of the CP Conduit Purchasers and/or the Committed Purchasers, as applicable, in additional undivided percentage ownership interests in the Pool Receivables, Related Security and Collections and other proceeds with respect thereto;

          (iii) if USS or any Affiliate thereof is the Servicer, pay to the Servicer out of the amount of such Collections remaining after application pursuant to clause (i) and (ii),
                 -------------------
     above, an amount equal to the Purchasers' share of the Servicing Fee (such share based on the Purchased Interest at such time), accrued through such day and not previously set aside or paid; and

          (iv) remit the balance, if any, of such Collections remaining after the applications provided in clauses (i), (ii) and (iii), above, and
                                  -----------  ----     -----
     Section 1.6(b), to the Seller for its own account. Such Collections
     -------------
     remitted to the Seller shall be available for the ordinary business purposes of the Seller or otherwise, subject to the provisions of the Transaction Documents.

On each Settlement Date, from the amounts set aside as described in clause (i)
                                                                    ----------
of the first sentence of this Section 1.4 and Section 1.6(b), the Servicer shall
                              -----------     --------------
pay to each Funding Agent, for the benefit of the Purchasers related to such Funding Agent (ratably according to accrued Discount and Fees), an amount equal to the accrued and unpaid Discount and Fees (as calculated by such Funding Agent) for the immediately preceding Settlement Period.

     Section 1.5. Liquidation Settlement Procedures. (a) If at any time on or
                  ---------------------------------
prior to any Termination Day, the Purchased Interest is greater than 100%, then the Seller shall immediately pay to each Funding Agent, for the benefit of the Purchasers related to such Funding Agent (ratably, based on the Net Investment of each such Purchaser) an amount that, when applied to reduce the Capital, will cause the Purchased Interest to be less than or equal to 100%; it being understood that if any such amounts are not immediately paid by the Seller, the Servicer shall cease making any reinvestments pursuant to Section 1.4(ii) and
                                                          ---------------
shall instead cause such amounts as are necessary to so reduce the Purchased Interest to be deposited into the Collection Account for distribution to the applicable Purchasers on the next Settlement Date in accordance with the provisions set forth in the last paragraph of Section 1.4 or paragraph (d)
                                              -----------    -------------
below, as applicable.

     (b) On and after any Termination Day or the day on which an Unmatured Termination Event occurs, the Servicer shall deposit or cause to be deposited to the Collection Account, for the benefit of the Purchasers (and shall pay such amounts to each applicable Funding Agent on the next Settlement Date pursuant to paragraph (d) below), all amounts previously set aside in the Concentration
-------------
Account pursuant to Section 1.4.
                    -----------

     (c) Subject to Section 1.13(a) with respect to each Non- Extending
                    ---------------
Committed Purchaser that is not required to transfer and
assign its Commitment pursuant to Section 1.13(b)(ii) of this Agreement, the
                                  -------------------
Servicer shall implement the procedures set forth in this clause (c) (a "Partial
                                                          ----------     -------
Liquidation"). On each Business Day prior to such Non-Extending Committed
-----------
Purchaser's Net Investment being reduced to zero (provided that no Termination Event and no Unmatured Termination Event has occurred and is continuing), the Servicer shall apply funds, out of the Collections represented by the Purchased Interest received and not previously applied, in the following manner:

          (i) set aside and hold in trust in the Concentration Account (or deposit into the Collection Account if so required by paragraph (b) above),
                                                           -------------
     for the benefit of the CP Conduit Purchasers and the Committed Purchasers an amount equal to all Discount on all Tranches, Fees, and, if USS or any Affiliate is not the Servicer, the Purchasers' share of the Servicing Fee (based on the Purchased Interest at such time), in each case accrued through such day and not so previously set aside or paid. The Servicer shall thereafter pay to each Funding Agent on the next Settlement Date for the Purchasers (ratably according to accrued Discount and Fees) the amount of such accrued and unpaid Fees and Discount, and shall pay such portion of the Servicing Fee to the Servicer pursuant to Section 1.4(iii);
                                                   ----------------

          (ii) pay to each applicable Funding Agent for the account of each Non-Extending Committed Purchaser, if any, related to such Funding Agent (ratably based on the Net Investment of such Purchasers at such time), and, for the account of any related CP Conduit Purchasers solely to the extent necessary to reduce the Net Investment of any such CP Conduit Purchaser to an amount that is equal to or lesser than the amount of any available Commitment of any remaining Committed Purchasers related to such CP Conduit Purchaser at such time, from such Collections remaining after application pursuant to clause (i) above, the amount of such Non-Extending Committed
                 ----------
     Purchaser's Net Investment; provided that solely for purposes of
                                 --------
     determining such Non-Extending Committed Purchaser's ratable share of such Collections, such Purchaser's Net Investment shall be deemed to remain constant from the date such Purchaser becomes a Non-Extending Committed Purchaser until the date such Non-Extending Purchaser's Net Investment has been paid in full; it being understood that if such day is also a Termination Day or a day on which an Unmatured Termination Event has occurred, such Purchaser's Net Investment shall be recalculated at such time (taking into account amounts received or as on behalf of such Purchaser in respect of its Net Investment pursuant to this clause (ii)), and thereafter
                                                    -----------
     Collections shall be set aside in the Collection Account for payment to all Purchasers (ratably according to each such Purchaser's Net Investment) pursuant to paragraph (d) below);
                 -------------

          (iii) reinvest the balance of such Collections in respect of Capital to the acquisition of additional undivided percentage interests pursuant to
     Section 1.4(ii) hereof; and
     --------------

          (iv) if USS or any Affiliate thereof is the Servicer, pay to the Servicer out of such Collections remaining after application pursuant to clause (i) through (iii) above, an amount equal to the Purchasers' share of
     ----------         -----
     the Servicing Fee (based on the Purchased Interest at such time).

     (d) On and after any Termination Day and on each day thereafter, and on each day on which an Unmatured Termination Event has occurred and is continuing, the Servicer shall deposit or cause to be deposited into the Collection Account, for the benefit of the Purchasers, all Collections received on such day in respect of the Purchased Interest, to be applied by the Collateral Agent on the next succeeding Settlement Date to the payment in full of (i) the accrued Discount, (ii) the outstanding Net Investment of each Purchaser, and (iii) all other amounts payable to the Purchasers and their assigns in respect of indemnities, fees, costs and expenses hereunder and not covered in clauses (i)
                                                                   -----------
and (ii) of this paragraph (d). On each such day, the Servicer shall deposit to
    ----         -------------
its account, from the amounts set aside for the Purchasers pursuant to the preceding sentence which remain after payment in full of the aforementioned amounts, the accrued Servicing Fee. If there shall be insufficient funds on deposit in the Collection Account following deposits therein by the Servicer pursuant to this paragraph and paragraph (b) above, for the Collateral Agent to
                               -------------
distribute funds in payment in full of the aforementioned amounts, the Collateral Agent shall distribute such funds as are in the Collection Account on the next succeeding Settlement Date (and on each Settlement Date thereafter, if applicable) in the following order of priority:

          (i) first, in payment of the accrued Discount and all Fees;
              -----

          (ii) second, if USS or any Affiliate of USS is not then the Servicer
               ------
     (and if such amount has not already been paid by operation of the immediately preceding sentence), to the Servicer, in payment of the accrued and unpaid Servicing Fee;

          (iii) third, in reduction to zero of the Net Investment of each
                -----
     applicable Purchaser;

          (iv) fourth, in payment of all other amounts payable to the Purchasers
               ------
     and their assigns in respect of indemnities, fees, costs and expenses hereunder and not covered in clauses (i) through (iii) above; and
                                  -----------         -----

          (v) fifth, if USS or any Affiliate of USS is the Servicer (and if such
              -----
     amount has not already been paid by operation of the immediately preceding sentence), to its account as Servicer, in payment of the accrued and unpaid Servicing Fee.

The Collateral Agent, shall distribute such amounts held in the Collection Account to the Funding Agents for the related Purchasers entitled thereto on the next succeeding Settlement Date; provided that if there are insufficient funds
                                 --------
in the Collection Account on any such Settlement Date to pay all of the above amounts in full, the Collateral Agent shall pay such amounts to the applicable Funding Agents in the order of priority set forth above, and with respect to any such category above for which the Collateral Agent shall have insufficient funds to pay all amounts owing on such date, ratably (based on the amounts in such categories owing to such Persons) among all such Persons entitled to payment thereof.

     (e) Following the date on which the Net Investment of each Purchaser has been reduced to zero and all accrued Discount, Fees, Servicing Fees and all other amounts payable to the Purchasers, the Funding Agents, the Collateral Agent, each Indemnified Party and Affected Person and their assigns hereunder have been paid in full, (i) the Purchased Interest shall become zero, (ii) the Collateral Agent, on behalf of the Purchasers, shall be considered to have reconveyed to the Seller all of the Purchasers' right, title and interest in, to and under the Receivables, Related Security, Collections and proceeds with respect thereto, and (iii) the Collateral Agent, on behalf of the Purchasers, shall execute and deliver to the Seller, at the Seller's expense, such documents or instruments as are necessary to terminate the Purchasers' respective interests in the Receivables, Related Security, Collections and proceeds with respect thereto. Any such documents shall be prepared by or on behalf of the Seller. Thereafter any remaining Collections shall be for the account of the Seller.

     Section 1.6. Deemed Collections; Reduction in Net Investment.
                  -----------------------------------------------

     (a) For the purposes of this Agreement:

          (i) if on any day the Outstanding Balance of any Pool Receivable is reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed goods or services, or any revision, cancellation, allowance, discount or other adjustment made by the Seller or any Affiliate of the Seller, or any setoff or dispute between the Seller or any Affiliate of the Seller and an Obligor, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in the amount of such reduction or adjustment; and

          (ii) if on any day any of the representations or warranties in Section 1(f), (k) or (q) of Exhibit III is not true with respect to any Pool
                         -----------
     Receivable, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in full (Collections deemed to have been received pursuant to clauses (i) and (ii) of this paragraph (a) are
                          -----------     ----         -------------
     hereinafter sometimes referred to as "Deemed Collections").
                                           ------------------

     (b) If at any time the Seller shall wish to cause the reduction of Capital of the Purchased Interest (but not to commence the liquidation, or reduction to zero, of the entire Capital of the Purchased Interest), the Seller may do so as follows:

          (i) the Seller shall give each Funding Agent and the Servicer at least two Business Days' prior written notice thereof (including the amount of such proposed reduction and the proposed date on which such reduction will commence);

          (ii) on the proposed date of commencement of such reduction and on each day thereafter, the Servicer shall cause Collections not to be reinvested pursuant to Section 1.4 or 1.5, as applicable, until the amount
                            -----------    ---
     thereof not so reinvested shall equal the desired amount of reduction; and

          (iii) the Servicer shall hold such Collections in trust in the Concentration Account (or, if required pursuant to Section 1.5, transfer to
                                                        -----------
     the Collection Account) for the benefit of the Purchasers, for payment to each applicable Funding Agent ratably (according to the outstanding Net Investment of each Purchaser relating to such Funding Agent) on the next Settlement Date immediately following the current Settlement Period, and the Capital (and each applicable Net Investment) of the Purchased Interest shall be deemed reduced in the amount to be paid to the Funding Agents only when in fact finally so paid;

provided, that:

          (A) the amount of any such reduction shall be not less than $5,000,000 (with respect to payments made to any Purchaser) and shall be an integral multiple of $1,000,000, and the Net Investment of any Purchaser after giving effect to such reduction, if not reduced to zero, shall be not less than $5,000,000 and shall be in an integral multiple of $1,000,000; and

          (B) the Seller shall choose a reduction amount, and the date of commencement thereof, so that to the extent practicable such reduction shall commence and conclude in the same Settlement Period.

     Section 1.7. Fees. The Seller shall pay to each Funding Agent for the
                  ----
benefit of the Purchasers in accordance with the provisions set forth in Sections 1.4 and 1.5 certain fees in the amounts and on the dates set forth in
------------     ---
one or more letters, dated the date hereof (or dated the date any such Purchaser becomes a party hereto pursuant to an Assumption Agreement, a Transfer Supplement or otherwise), among the Servicer, the Seller, and each applicable Funding Agent, respectively, (as any such letter agreement may be amended, supplemented or otherwise modified from time to time, each, a "Fee Letter").
                                                               ----------

     Section 1.8. Payments and Computations, Etc. (a) All amounts to be paid or
                  ------------------------------
deposited by the Seller or the Servicer hereunder shall be made without reduction for offset or counterclaim and shall be paid or deposited no later than noon (Eastern Time) on the day when due in same day funds to the account designated to the Servicer at such time by the applicable Funding Agent. All amounts received after noon (Eastern Time) will be deemed to have been received on the next Business Day.

     (b) The Seller or the Servicer, as the case may be, shall, to the extent permitted by law, pay interest on any amount not paid or deposited by the Seller or the Servicer, as the case may be, when due hereunder, at an interest rate equal to 2% per annum above the Base Rate, payable on demand.

     (c) All computations of interest under clause (b) and all computations of
                                            ----------
Discount, fees and other amounts hereunder shall be made on the basis of a year of 360 days except with respect to

Discount or other amounts calculated by reference to the Base Rate that shall be calculated on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next Business Day and such extension of time shall be included in the computation of such payment or deposit.

     Section 1.9. Increased Costs. (a) If any Funding Agent, any Purchaser, any
                  ---------------
Program Support Provider or any of their respective Affiliates (each an "Affected Person") reasonably determines that the existence of or compliance
 ---------------
with: (i) any law or regulation or any change therein or in the interpretation or application thereof, in each case adopted, issued or occurring after the date hereof, or (ii) any request, guideline or directive from any central bank or other Governmental Authority (whether or not having the force of law) issued or occurring after the date of this Agreement, affects or would affect the amount of capital required or expected to be maintained by such Affected Person, and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of (or otherwise to maintain the investment in) Pool Receivables related to this Agreement or any related liquidity facility, credit enhancement facility and other commitments of the same type, then, upon written demand by such Affected Person (accompanied by the certificate referred to in the next sentence, with a copy to the applicable Funding Agent), the Seller shall promptly pay to the applicable Funding Agent, for the account of such Affected Person, from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person. A certificate describing in reasonable detail such amounts and the basis for such Affected Person's demand for such amounts submitted to the Seller and the applicable Funding Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

     (b) If, due to either: (i) the introduction of or any change in or in the interpretation of any law or regulation occurring after the date hereof or (ii) compliance with any guideline or request occurring after the date hereof from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Affected Person of agreeing to purchase or purchasing, or maintaining the ownership of, the Purchased Interest in respect of which Discount is computed by reference to the Eurodollar Rate, then, upon written demand by such Affected Person (accompanied by the certificate referred to in the next sentence, with a copy to the applicable

Funding Agent) and, the Seller shall promptly pay to such Affected Person, from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person for such increased costs. A certificate describing in reasonable detail, such amounts and the basis for such Affected Person's demand for such amounts submitted to the Seller and the applicable Funding Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

     (c) In determining the additional amounts necessary to compensate an Affected Person pursuant to clause (a) or (b) above, such Affected Person may
                            ----------    ---
use any reasonable method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     (d) Each Affected Person will promptly notify the Seller of any event of which it has knowledge that will entitle such Affected Person to compensation pursuant to this Section 1.9 and will use all reasonable efforts to take such
                 -----------
action as it deems appropriate to avoid the need for, or reduce the amount of, such compensation that would not be otherwise disadvantageous to such Affected Person. For purposes of this Section 1.9, an Affected Person shall be deemed to
                             -----------
have promptly notified the Seller of an event if such notice is given to the Seller within 6 months of the date such Affected Person obtains knowledge of such event.

     Section 1.10. Requirements of Law. If any Affected Person reasonably
                   -------------------
determines that the existence of or compliance with: (a) any law or regulation or any change therein or in the interpretation or application thereof, in each case adopted, issued or occurring after the date hereof, or (b) any request, guideline or directive from any central bank or other Governmental Authority (whether or not having the force of law) issued or occurring after the date of this Agreement:

          (i) subjects such Affected Person to any tax of any kind whatsoever with respect to this Agreement, any increase in the Purchased Interest or in the amount of Capital relating thereto, or does or shall change the basis of taxation of payments to such Affected Person on account of Collections, Discount or any other amounts payable hereunder (excluding taxes imposed on the overall pre-tax net income of such Affected Person, franchise taxes imposed on such Affected Person, by the jurisdiction under the laws of which such Affected Person is organized or a political subdivision thereof),

          (ii) imposes, modifies or holds applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, purchases, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Affected Person that are not otherwise included in the determination of the Eurodollar Rate or the Base Rate hereunder, or

          (iii) imposes on such Affected Person any other condition,

and the result of any of the foregoing is: (A) to increase the cost to such Affected Person of acting as Collateral Agent or Funding Agent, or of agreeing to purchase or purchasing or maintaining the ownership of undivided percentage ownership interests with regard to the Purchased Interest (or interests therein) or any Portion of Capital, or (B) to reduce any amount receivable hereunder (whether directly or indirectly), then, in any such case, upon written demand by such Affected Person (accompanied by the certificate referred to below, with a copy to the applicable Funding Agent), the Seller shall promptly pay to such Affected Person additional amounts necessary to compensate such Affected Person for such additional cost or reduced amount receivable. All such amounts shall be payable as incurred. A certificate from such Affected Person to the Seller describing in reasonable detail the amount and basis for the amount of such additional costs or reduced amount receivable shall be conclusive and binding for all purposes, absent manifest error. Each Affected Person will promptly notify the Seller of any event of which it has knowledge that will entitle such Affected Person to compensation pursuant to this Section 1.10 and will use all
                                                 ------------
reasonable efforts to take such action as it deems appropriate to avoid the need for, or reduce the amount of, such compensation that would not be otherwise disadvantageous to such Affected Person. For purposes of this Section 1.10, an
                                                              ------------
Affected Person shall be deemed to have promptly notified the Seller of an event if such notice is given to the Seller within 6 months of the date such Affected Person obtains knowledge of such event.

     Section 1.11. Inability to Determine Eurodollar Rate. If any Funding Agent
                   --------------------------------------
shall have determined before the first day of any Settlement Period (which determination shall be conclusive and binding upon the parties hereto), by reason of circumstances affecting the interbank Eurodollar market, either that:
(a) dollar deposits in the relevant amounts and for the relevant Settlement Period are not available, (b) adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Settlement

Period or (c) the Eurodollar Rate determined pursuant hereto does not accurately reflect the cost to the applicable Affected Person (as conclusively determined by such Funding Agent) of maintaining any Portion of Capital during such Settlement Period, such Funding Agent shall promptly give telephonic notice of such determination, confirmed in writing, to the Seller before the first day of such Settlement Period. Upon delivery of such notice: (i) no Portion of Capital shall be funded thereafter at the Alternate Rate determined by reference to the Eurodollar Rate unless and until such Funding Agent shall have given notice to the Seller that the circumstances giving rise to such determination no longer exist, and (ii) with respect to any outstanding Portions of Capital then funded at the Alternate Rate determined by reference to the Eurodollar Rate, such Alternate Rate shall, on the immediately succeeding Settlement Date, automatically be converted to the Alternate Rate determined by reference to the Base Rate at the respective last days of the then-current Settlement Periods relating to such Portions of Capital.

     Section 1.12. Sharing of Payments, etc. If any CP Conduit Purchaser or any
                   ------------------------
Committed Purchaser (for purpose of this Section 1.12 only, a "Recipient") shall
                                         ------------          ---------
obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of any interest in the Purchased Interest owned by it in excess of its ratable share thereof, such Recipient shall forthwith purchase from the CP Conduit Purchasers and/or the Committed Purchasers entitled to a share of such amount participations in the percentage interests owned by such Persons as shall be necessary to cause such Recipient to share the excess payment ratably with each such other Person entitled thereto; provided, however, that if all or any portion of such excess payment is
--------  -------
thereafter recovered from such Recipient, such purchase from each such other Person shall be rescinded and each such other Person shall repay to the Recipient the purchase price paid by such Recipient for such participation to the extent of such recovery, together with an amount equal to such other Person's ratable share (according to the proportion of (a) the amount of such other Person's required payment to (b) the total amount so recovered from the Recipient) of any interest or other amount paid or payable by the Recipient in respect of the total amount so recovered.

     Section 1.13. Expiration or Extension of Commitments. (a) the Seller may
                   --------------------------------------
request the extension of any Committed Purchaser's Commitment Expiry Date for an additional three hundred and sixty four (364) days from time to time by providing the applicable Funding Agent with a written request for such extension no fewer than forty-five (45) days, but no more than sixty (60) days prior to such Committed Purchaser's Commitment Expiry Date then in effect. The related Funding Agent shall provide written notice to each other Funding Agent and the Seller on or prior to the thirtieth (30th) day (the "Consent Date") following
                                                     ------------
the applicable Funding Agent's actual receipt of such written request for extension of its desire to extend (any such Committed Purchaser an "Extending
                                                                    ---------
Committed Purchaser") or not to so extend (any such Committed Purchaser a
-------------------
"Non-Extending Committed Purchaser") such date.
 ---------------------------------

     (b) If Committed Purchasers holding less than 100% of the aggregate Commitment of all Commitments consent to such extension, then the Seller may elect by written notice to the Funding Agents to either:

          (i) continue this receivables financing facility for such additional period with an aggregate Commitment equal to the then effective aggregate Commitment less the Commitment of the Non-Extending Committed Purchaser(s); or

          (ii) require any such Non-Extending Committed Purchaser(s) and the related CP Conduit Purchaser(s) to execute a Transfer Supplement in accordance with Section 5.3 with respect to all of such Non-Extending
                     -----------
     Committed Purchaser(s)' Commitment and their other interests, rights and obligations under this Agreement to a Purchaser who consents thereto (in its sole discretion at such time) and shall assume such obligations upon its consent to assume such obligations; provided that (x) no such
                                             --------
     assignment shall conflict with any law, (y) such assignment shall be at the Seller's cost and expense, and (z) the purchase price to be paid to such Non- Extending Committed Purchaser shall be an amount equal to the Net Investment and accrued and unpaid Discount and Fees attributable to such Non-Extending Committed Purchaser and/or CP Conduit Purchaser. Notwithstanding anything in this Agreement to the contrary, such a transfer of a Non-Extending Committed Purchaser's interest and the related CP Conduit Purchaser's interest pursuant to a Transfer Supplement shall be subject to the consent of the Funding Agents (not to be unreasonably withheld).

     Section 1.14. Addition of Purchasers. The Seller may, with the written
                   ----------------------
consent of the Funding Agents (not to be unreasonably withheld), add additional Persons as Purchasers (either to an existing group of related Purchasers or by creating a new group of related Purchasers and a Funding Agent) or cause an existing Purchaser to increase its Commitment in connection with a corresponding increase in the Facility Limit; provided, however, that the
                                              --------  -------
Commitment of any Purchaser may only be increased with the consent of such Purchaser. Each new Purchaser (or group of related Purchasers) and each Purchaser increasing its Commitment shall become a party hereto or increase its Commitment, as the case may be, by executing and delivering to each Funding Agent and the Seller an Assumption Agreement (each, an "Assumption Agreement")
                                                        --------------------
in the form of Exhibit VI hereto (which Assumption Agreement shall, in the case
               ----------
of any new Purchaser or Purchasers be executed by each Person (including the related Funding Agent) in such new Purchaser's group of related Purchasers).

     Section 1.15. Obligations Several. Each Committed Purchaser's obligation
                   -------------------
hereunder shall be several, such that the failure of any Committed Purchaser to make a payment in connection with any purchase hereunder shall not relieve any other Committed Purchaser of its obligation hereunder to make payment for any purchase. Further, if any Committed Purchaser fails to satisfy its obligation to make a purchase as required hereunder, upon receipt of notice of such failure from the relevant Funding Agent, subject to the limitations set forth herein, the non-defaulting Committed Purchasers in such defaulting Committed Purchaser's group of related Purchasers shall purchase the defaulting Committed Purchaser's portion of the related purchase pro rata in proportion to their relative
                                --- ----
Commitments (determined without regard to the Commitment of the defaulting Committed Purchaser; it being understood that a defaulting Committed Purchaser's
                     -- ----- ----------
Commitment of any purchase shall be first put to the Committed Purchasers related to such defaulting Purchaser and thereafter if there are no other Committed Purchasers in such related group or if such other Committed Purchasers are also defaulting Committed Purchasers, then such defaulting Committed Purchaser's portion of such purchase shall be put to each other group of Purchasers ratably and applied in accordance with this Section 1.15).
                                                       -------------
Notwithstanding anything in this Section 1.15 to the contrary, no Committed
                                 ------------
Purchaser shall be required to make a purchase pursuant to this paragraph for an amount which would cause the aggregate Net Investment of such Committed Purchaser (after giving effect to such purchase) to exceed its Commitment.

                                  ARTICLE II.
                   REPRESENTATIONS AND WARRANTIES; COVENANTS;
                               TERMINATION EVENTS

     Section 2.1. Representations and Warranties; Covenants. Each of the Seller
                  -----------------------------------------
and the Servicer hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants, applicable to it set forth in Exhibits III and IV.
------------     --

     Section 2.2. Termination Events. If any of the Termination
                  -----------------
Events set forth in Exhibit V shall occur, either Funding Agent
                    ---------
may, by written notice to the Seller, declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred); provided, that
                                                    --------
(i) if the Purchased Interest shall, at any time, exceed 100% and such condition continues unremedied and, solely to the extent that the Rating Agency Condition shall have been satisfied with respect thereto, unwaived for a period of 5 Business Days, the Facility Termination Date shall automatically occur, and (ii) automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (f) of Exhibit V, the Facility Termination Date shall occur. Upon any
   ---------
such declaration, occurrence or deemed occurrence of the Facility Termination Date, the Collateral Agent, the Funding Agents and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided after default under the New York UCC and under other applicable law, which rights and remedies shall be cumulative.

                                  ARTICLE III.
                                INDEMNIFICATION

     Section 3.1. Indemnities by the Seller. Without duplicating any amounts
                  -------------------------
otherwise payable by the Seller pursuant to Sections 1.9 and 1.10 of this
                                            ---------------------
Agreement, and without limiting any other rights that the Collateral Agent, the Funding Agents, the Purchasers, any Program Support Provider or any of their respective Affiliates, employees, officers, directors, agents, counsel, successors, transferees or assigns (each, an "Indemnified Party") may have
                                              -----------------
hereunder or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, damages, expenses, costs, losses and liabilities (including Attorney Costs) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting
                             -------------------
from this Agreement (whether directly or indirectly), the use of proceeds of purchases or reinvestments, the ownership of the Purchased Interest, or any interest therein, or in respect of any Receivable, Related Security or Contract, excluding, however: (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party or its officers, directors, agents (including any successor Servicer appointed by the Funding Agents pursuant to Section 4.1(a)) or counsel, (b) recourse (except as otherwise
                   -----------
specifically provided in this Agreement) for uncollectible Receivables, or (c) any overall net income taxes or franchise taxes imposed on such Indemnified Party by the jurisdiction under the laws of which such Indemnified Party is organized or any political subdivision thereof. Subject to the exclusions set forth in the preceding sentence, but without otherwise limiting or being limited by the foregoing, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

          (i) the failure of any Receivable included in the calculation of the Net Receivables Pool Balance as an Eligible Receivable to be an Eligible Receivable, the failure of any information contained in a Monthly Report, a Weekly Report or a Daily Report to be true and correct, or the failure of any other information provided to the Collateral Agent, any Purchaser or any Funding Agent with respect to Receivables or this Agreement to be true and correct,

          (ii) the failure of any representation, warranty or statement made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement to have been true and correct as of the date made or deemed made in all respects,

          (iii) the failure by the Seller to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, or the failure of any Pool Receivable or the related Contract to conform to any such applicable law, rule or regulation,

          (iv) the failure to vest in the Collateral Agent (for the benefit of the Purchaser) a valid and enforceable: (A) perfected undivided percentage ownership interest, to the extent of the Purchased Interest, in the Receivables in, or purporting to be in, the Receivables Pool and the other Pool Assets, or (B) first priority perfected security interest in the Pool Assets, in each case, free and clear of any Adverse Claim,

          (v) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool and the other Pool Assets, whether at the time of any purchase or reinvestment or at any subsequent time,

          (vi) any dispute, claim, offset or defense of an Obligor (other than discharge in bankruptcy of such Obligor) to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or services related to such Receivable or the furnishing or failure to furnish such goods or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Seller or by any agent or independent contractor retained by the Seller),

          (vii) any failure of the Seller to perform its duties or obligations in accordance with the provisions hereof or under the Contracts,

          (viii) any products liability or other claim, investigation, litigation or proceeding arising out of or in connection with merchandise, insurance or services that are the subject of any Contract,

          (ix) the commingling of Collections at any time with other funds,

          (x) the use of proceeds of purchases or reinvestments by the Seller, or

          (xi) any reduction in Capital (or any applicable Net Investment) as a result of the distribution of Collections pursuant to Section 1.4, 1.5 or
                                                           -----------  ---
     1.6, if all or a portion of such distributions shall thereafter be
     ---
     rescinded or otherwise must be returned for any reason.

     Section 3.2. Indemnities by the Servicer. Without limiting any other rights
                  ---------------------------
that the Collateral Agent, the Funding Agents, the Purchasers or any other Indemnified Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts arising out of or resulting from (whether directly or indirectly):

(a) the failure of any information contained in a Monthly Report, a Weekly Report or a Daily Report to be true and correct, or the failure of any other information provided to the Collateral Agent, any Funding Agent or any Purchaser by, or on behalf of, the Servicer to be true and correct, (b) the failure of any representation, warranty or statement made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement to have been true and correct in all respects as of the date made or deemed made, (c) the failure by the Servicer to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, (d) any dispute, claim, offset or defense of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool resulting from or related to the collection activities with respect to such Receivable, or (e) any failure of the Servicer to perform its duties or obligations in accordance with the provisions hereof.

     Section 3.3. Defense of Claims. (a) Promptly after the receipt by an
                  -----------------
Indemnified Party or Parties of a notice of the commencement of any action, suit, proceeding, investigation or claim against such Indemnified Party or Parties as to which it proposes to demand indemnification from the Seller or Servicer (either or both such parties, as applicable, the "Indemnifying Party"
                                                           ------------------
or "Parties") pursuant to Section 3.1 or 3.2, as applicable, such Indemnified
    -------               -----------    ---
Party or Parties shall notify the Indemnifying Party or Parties in writing of the commencement thereof; but the failure so to notify the Indemnifying Party or Parties will not relieve such Indemnifying Party or Parties from any liability which such Indemnifying Party or Parties may have to such Indemnified Party or Parties pursuant to Section 3.1 or 3.2, as applicable, unless and to the extent
                    -----------    ---
that such failure results in a material impairment of the Indemnifying Party or Parties ability to defend such action, suit, proceeding, investigation or claim in accordance with the terms of this Section 3.3. After such notice, if (i) an
                                     -----------
Indemnifying Party or Parties shall acknowledge (without prejudice to any exclusion of Indemnified Amounts as a result of an Indemnified Party's gross negligence or willful misconduct pursuant to Section 3.1 or 3.2) in writing to
                                             -----------    ---
such Indemnified Party or Parties that such Indemnifying Party or Parties shall be obligated to indemnify such Indemnified Party or Parties for any Indemnified Amounts described in Section 3.1 or 3.2, as applicable, with respect to such
                     -----------    ---
action, suit, proceeding, investigation or claim, (ii) the defendants in, or targets of, any such action, suit, proceeding, investigation or claim include both the Indemnifying Party or Parties and any such Indemnified Party or Parties, and (iii) no Termination Event or Unmatured Termination Event shall have occurred and be continuing, the Indemnifying Party or Parties, to the extent that it or they shall wish, jointly with such Indemnified Party or Parties, shall be entitled to participate therein in defense of such action, suit, proceeding or investigation, and the Indemnifying Party or Parties and such Indemnified Party or Parties shall cooperate in the defense thereof and shall retain counsel reasonably satisfactory to the Indemnifying Party or Parties and such Indemnified Party or Parties to undertake the joint defense of such Indemnifying Party or Parties and such Indemnified Party or Parties at such Indemnifying Party's or Parties' cost, risk and expense. If (i) in the reasonable opinion of such Indemnified Party or Parties, the engagement of such counsel would present a conflict of interest that would prevent such counsel from effectively undertaking such joint defense, (ii) such Indemnified Party or Parties reasonably conclude that there may be legal defenses available to it or them that are different from or in addition to those available to such Indemnifying Party or Parties, (iii) such Indemnifying Party or Parties fail to employ counsel reasonably satisfactory to such Indemnified Party or Parties in a timely manner, or (iv) if a Termination Event or Unmatured Termination Event shall have occurred and be continuing, then such Indemnified Party or Parties may employ separate counsel to represent or defend it or them in any such action, suit, proceeding or investigation and such Indemnifying Party or Parties shall pay all fees, expenses and disbursements of such counsel; provided,
                                                                --------
however, that in no event shall such Indemnifying Party or Parties be liable for
-------
the fees, expenses and disbursements of more than one counsel representing all Indemnified Parties that are related to the same Funding Agent and that are parties to the same action, suit, proceeding, investigation or claim.

     (b) No Indemnifying Party shall (i) without the prior written consent of the relevant Indemnified Party or Parties (which consent shall not be unreasonably withheld or delayed) settle or compromise or consent to the entry of any judgment with respect to any pending action, suit, proceeding, investigation or claim in respect to which indemnification or contribution may be sought hereunder (whether or not the relevant Indemnified Party or Parties are actual or potential parties to such claim) unless such settlement, compromise or consent includes an unconditional release of each relevant Indemnified Party from all liability arising out of such action, suit, proceeding, investigation or claim or (ii) be liable for any settlement of any such action affected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent or if there be a final judgment in favor of the plaintiff in any action, the Indemnifying Parties agree to indemnify and hold harmless any

Indemnified Party from and against any indemnified amounts (subject to the terms of Sections 3.1 and 3.2) relating thereto.
   ------------     ---

     In the event of any dispute between any Indemnified Party or Parties, on the one hand, and any Indemnifying Party, on the other hand, as to whether such Indemnifying Party or Indemnified Party is acting reasonably in objecting to any proposed settlement, compromise or consent, such dispute shall be resolved through binding arbitration in New York, New York in accordance with the commercial arbitration rules of the American Arbitration Association. There shall be a single arbitrator to be selected by mutual agreement of such Indemnified Party or Parties and such Indemnifying Party or Parties (or if such parties cannot agree on an arbitrator, by an arbitrator selected by a federal or state court located in the City of New York). Any such arbitration must be commenced not later than 30 days after the date such dispute arose.

                                  ARTICLE IV.
                         ADMINISTRATION AND COLLECTIONS

     Section 4.1. Appointment of the Servicer. (a) The servicing, administering
                  --------------------------
and collection of the Pool Receivables shall be conducted by the Person so designated from time to time as the Servicer in accordance with this Section
                                                                     -------
4.1. Until the Funding Agents give notice to USS (in accordance with this
---
Section 4.1) of the designation of a new Servicer, USS is hereby designated as,
-----------
and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon the occurrence and during the continuation of a Termination Event, the Funding Agents may designate as Servicer any Person (including itself) to succeed USS or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof.

     (b) Upon the designation of a successor Servicer as set forth in clause
                                                                      ------
(a), USS agrees it will terminate its activities as Servicer hereunder in a
--
manner that the Funding Agents reasonably determine will facilitate the transition of the performance of such activities to the new Servicer, and USS shall cooperate with and assist such new Servicer. Such cooperation shall include access to and transfer of related records and use by the new Servicer of all licenses, hardware or software necessary or desirable to collect the Pool Receivables and the Related Security.

     (c) USS acknowledges that, in making their decision to execute and deliver this Agreement, the Collateral Agent, each Funding Agent and each Purchaser have relied on USS's agreement to act as Servicer hereunder. Accordingly, USS agrees that it will not voluntarily resign as Servicer.

     (d) The Servicer may with the prior written consent of the Funding Agents, delegate its duties and obligations hereunder to any subservicer (each a "Sub-Servicer"); provided, that, in each such delegation: (i) such Sub-Servicer
 ------------    --------
shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof, (ii) the Servicer shall remain primarily liable for the performance of the duties and obligations so delegated, (iii) the Seller, the Collateral Agent, each Funding Agent and each Purchaser shall have the right to look solely to the Servicer for performance, and (iv) the terms of any agreement with any Sub- Servicer shall provide that the Funding Agents may terminate such agreement upon the termination of the Servicer hereunder by giving notice of its desire to terminate such agreement to the Servicer (and the Servicer shall provide appropriate notice to each such Sub-Servicer).

     Section 4.2. Duties of the Servicer. (a) The Servicer shall take or cause
                  ----------------------
to be taken all such action as may be necessary or advisable to administer and collect each Pool Receivable from time to time, all in accordance with this Agreement and all applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Servicer shall set aside, for the accounts of the Seller and the Purchasers, the amount of the Collections to which each is entitled in accordance with Article
                                                                       -------
I. The Servicer may, in accordance with the Credit and Collection Policy, extend
-
the maturity of any Pool Receivable (but not beyond 60 days and not more than once with respect to any such Pool Receivable) and extend the maturity or adjust the Outstanding Balance of any Defaulted Receivable as the Servicer may determine to be appropriate to maximize Collections thereof; provided, however,
                                                             --------  -------
that: (i) such extension or adjustment shall not alter the status of such Pool Receivable as a Delinquent Receivable or a Defaulted Receivable or limit the rights of the Purchasers, the Collateral Agent or the Funding Agents under this Agreement and (ii) if a Termination Event has occurred and USS or an Affiliate thereof is serving as the Servicer, USS or such Affiliate may make such extension or adjustment only upon the prior written approval of the Funding Agents. The Seller shall deliver to the Servicer and the Servicer shall hold for the benefit of the Seller and the Collateral Agent (individually and for the benefit of the Purchasers and the Funding Agents), in accordance with their respective interests, all records and documents (including computer tapes or disks) with respect to each Pool Receivable. Notwithstanding anything to the contrary contained herein, the Funding Agents may direct the Servicer (whether the Servicer is USS or any other Person) to commence or settle any legal action to enforce collection of any Pool Receivable or to foreclose upon or repossess any Related Security; provided, however, that no such direction may be given
                      --------  -------
unless either: (A) a Termination Event has occurred or (B) any Funding Agent believes in good faith that the failure to commence, settle or effect such legal action, foreclosure or repossession could adversely affect Receivables constituting a material portion of the Pool Receivables.

     (b) The Servicer shall, as soon as practicable following actual receipt of collected funds, turn over the collections of any indebtedness that is not a Pool Receivable to the Person to whom such indebtedness is owed, less, if USS or an Affiliate thereof is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering such collections. The Servicer, if other than USS or an Affiliate thereof, shall, as soon as practicable upon demand, deliver to the Seller all records in its possession that evidence or relate to any indebtedness that is not a Pool Receivable, and copies of records in its possession that evidence or relate to any indebtedness that is a Pool Receivable.

     (c) The Servicer's obligations hereunder shall terminate on the later of:
(i) the Facility Termination Date and (ii) the date on which all amounts required to be paid to the Purchasers, the Funding Agents, the Collateral Agent, and any other Indemnified Party or Affected Person hereunder shall have been paid in full.

     After such termination, if USS or an Affiliate thereof was not the Servicer on the date of such termination, the Servicer shall promptly deliver to the Seller all books, records and related materials that the Seller previously provided to the Servicer, or that have been obtained by the Servicer, in connection with this Agreement.

     Section 4.3. Establishment and Use of Certain Accounts. (a) Within 15
                  -----------------------------------------
Business Days from the Closing Date, the Seller shall execute and deliver to the relevant Lock-Box Banks and the Funding Agents the Lock-Box Letters with respect to the Lock-Box Accounts listed on Schedule II. The Lock-Box Accounts shall be
                                   ----------
the only accounts used to receive Collections with respect to the Pool Receivables from the related Obligors. The Servicer shall on each day on which Collections of Pool Receivables are received in the

Lock-Box Accounts cause such Collections to be transferred from the Lock-Box Accounts into the Concentration Account.

     (b) Within 15 Business Days from the Closing Date, the Seller shall have entered into a Concentration Account Agreement with the Concentration Account Bank and deliver an original counterpart thereof to the Funding Agents. Any amount in the Concentration Account may be invested by the Seller (or Servicer on the Seller's behalf) in Permitted Investments; provided, however, that such
                                                  --------  -------
investments shall mature not later than the Settlement Date immediately succeeding such Permitted Investments and any such Permitted Investments shall be credited to a securities account (as defined in the applicable UCC) over which the Collateral Agent for the benefit of the Purchasers shall have a first priority perfected Security interest. All income or other gain from investment of monies deposited in the Concentration Account shall be deposited in the Concentration Account immediately upon receipt thereof, and any loss resulting from Permitted Investments shall be charged to the Concentration Account.

     (c) The Collateral Agent has established the Collection Account which shall be used to accept the transfer of Collections of Pool Receivables from the Concentration Account pursuant to Article I and for such other purposes
                                  ---------
described in the Transaction Documents and the Collateral Agent with the consent or at the direction of the Funding Agents shall have the exclusive right to withdraw funds therefrom. On the date of the initial purchase hereunder, the Seller (or the Servicer on its behalf) shall deposit into the Collection Account, for the benefit of the Purchasers, an amount equal to $2,500,000; it being understood that on each Settlement Date (until the day following the Facility Termination Date when all amounts payable by the Seller or Servicer hereunder have been paid in full), the Seller shall deposit into the Collection Account, the amount, if any, necessary to cause the amount on deposit therein (after giving effect to the transfers contemplated pursuant to Article I on such
                                                               ---------
date) equal to, at least, $2,500,000.

     So long as no Termination Event shall have occurred and be continuing, all or any portion of the amounts on deposit in the Collection Account shall be invested by the Collateral Agent at the Servicer's written direction in one or more Permitted Investments. All income or other gain from investment of monies deposited in the Collection Account shall be deposited in the Collection Account immediately upon receipt thereof, and any loss resulting from Permitted Investments shall be charged to the Collection Account. The maximum permissible maturity of any Permitted Investment shall be not later than the Settlement Date immediately succeeding such Permitted Investment.

     (d) Upon the occurrence and during the continuation of a Termination Event, the Collateral Agent with the consent or at the direction of the Funding Agents may at any time thereafter give notice to each Lock-Box Bank, the Concentration Account Bank and the Collection Account Bank that the Collateral Agent is exercising its rights under the Lock-Box Letters, the Concentration Account Agreement and the Collection Account Agreement, as applicable, to do any or all of the following: (i) to have the exclusive ownership and control of the Accounts transferred to the Collateral Agent and to exercise exclusive dominion and control over the funds deposited therein, (ii) to have the proceeds that are sent to the respective Accounts redirected pursuant to the Collateral Agent's instructions, and (iii) to take any or all other actions permitted under the applicable Lock-Box Letter, the Concentration Account Agreement and the Collection Account Agreement, as applicable. The Seller hereby agrees that if the Collateral Agent at any time takes any action set forth in the preceding sentence, the Collateral Agent shall have exclusive control of the proceeds (including Collections) of all Pool Receivables and the Seller hereby further agrees to take any other action that the Collateral Agent or any Funding Agent may reasonably request to transfer such control. Any proceeds of Pool Receivables received by the Seller or the Servicer thereafter shall be sent immediately to the Collateral Agent.

     Section 4.4. Enforcement Rights. (a) At any time following the occurrence
                  ------------------
and during the continuation of a Termination Event:

          (i) the Funding Agents may direct the Obligors that payment of all amounts payable under any Pool Receivable is to be made directly to the Collateral Agent or its designee,

          (ii) the Funding Agents may give notice of the Purchaser's interest in Pool Receivables to each Obligor, which notice shall direct that payments be made directly to the Collateral Agent or its designee, and

          (iii) the Collateral Agent may request the Servicer to, and upon such request the Servicer shall: (A) assemble all of the records necessary or desirable to collect the Pool Receivables and the Related Security, and transfer or license to a successor Servicer the use of all software necessary or desirable to collect the Pool Receivables and the Related Security, and make the same available to the Collateral Agent or its designees at a place selected by the Collateral Agent and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner acceptable to the Funding Agents and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Collateral Agent or its designee.

     (b) The Seller hereby authorizes the Collateral Agent, and irrevocably appoints the Collateral Agent as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Seller, which appointment is coupled with an interest, to take any and all steps in the name of the Seller and on behalf of the Seller necessary or desirable, in the determination of the Collateral Agent, with the consent or at the direction of the Funding Agents, after the occurrence and during the continuation of a Termination Event, to collect any and all amounts or portions thereof due under any and all Pool Assets, including endorsing the name of the Seller on checks and other instruments representing Collections and enforcing such Pool Assets. Notwithstanding anything to the contrary contained in this subsection, none of the powers conferred upon such attorney-in-fact pursuant to the preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.

     Section 4.5. Responsibilities of the Seller. (a) Anything herein to the
                  ------------------------------
contrary notwithstanding, the Seller shall pay when due any taxes, including any sales taxes payable in connection with the Pool Receivables and their creation and satisfaction. None of the Collateral Agent, Funding Agents or any Purchaser shall have any obligation or liability with respect to any Pool Asset, nor shall any of them be obligated to perform any of the obligations of the Seller or Servicer.

     (b) USS hereby agrees that if at any time it shall cease to be the Servicer hereunder, it shall act (if the then-current Servicer so requests) as the data-processing agent of the Servicer and, in such capacity, USS shall conduct the data-processing functions of the administration of the Receivables and the Collections thereon in substantially the same way that USS conducted such data-processing functions while it acted as the Servicer.

     Section 4.6. Servicing Fee. (a) Subject to clause (b), the Servicer shall
                  -------------                 ---------
be paid a fee (the "Servicing Fee") equal to 1.0% per annum of the daily average
                    -------------                 --- -----
Outstanding Balance of the Pool

Receivables. The Purchasers' share of such fee shall be paid through the distributions contemplated by Sections 1.4 and 1.5, and the Seller's share of
                              ------------     ---
such fee shall be paid by the Seller.

     (b) If the Servicer ceases to be USS or an Affiliate thereof, the successor Servicer shall be paid a fee in the amount specified by such successor Servicer not to exceed 110% of the aggregate reasonable costs and expenses incurred by such successor Servicer in connection with the performance of its obligations as Servicer. The Purchasers' share of such fee shall be paid through the distributions contemplated by Sections 1.4 and 1.5,and the Seller's share of
                              ------------     ---
such fee shall be paid by the Seller.

                                   ARTICLE V.
                                   THE AGENTS

     Section 5.1. Appointment and Authorization. (a) Each Purchaser and Funding
                  -----------------------------
Agent (including each Purchaser and Funding Agent that may from time to time become a party hereto) hereby irrevocably designates and appoints BNS as the "Collateral Agent" hereunder and authorizes the Collateral Agent to take such actions and to exercise such powers as are delegated to the Collateral Agent hereby and to exercise such other powers as are reasonably incidental thereto, including the execution and delivery on the date hereof by the Collateral Agent (on behalf of such Purchaser and/or Funding Agent) of the Intercreditor Agreement, and taking all such action by it thereunder for the benefit of the Purchasers and Funding Agents pursuant to the terms thereof. The Collateral Agent shall hold, in its name, for the benefit of each Purchaser, ratably, the Purchased Interest. The Collateral Agent shall not have any duties other than those expressly set forth herein or any fiduciary relationship with any Purchaser or Funding Agent, and no implied obligations or liabilities shall be read into this Agreement, any other Transaction Document or the Intercreditor Agreement, or otherwise exist, against the Collateral Agent. The Collateral Agent does not assume, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with, the Seller or Servicer. Notwithstanding any provision of this Agreement, the Intercreditor Agreement or any other Transaction Document to the contrary, in no event shall the Collateral Agent ever be required to take any action which exposes the Collateral Agent to personal liability or which is contrary to the provision of any Transaction Document, the Intercreditor Agreement or applicable law.

     (b) Each Purchaser hereby irrevocably designates and appoints the respective institution identified as the Funding Agent for such Purchaser on the signature pages hereto or in any agreement pursuant to which such Purchaser becomes a party hereto, and each authorizes such Funding Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to such Funding Agent by the terms of this Agreement, if any, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Funding Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser or other Funding Agent or the Collateral Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Funding Agent shall be read into this Agreement or otherwise exist against such Funding Agent.

     (c) Except as otherwise specifically provided in this Agreement, the provisions of this Article V are solely for the benefit of the Funding Agents,
                   ---------
the Collateral Agent and the Purchasers, and none of the Seller or Servicer shall have any rights as a third-party beneficiary or otherwise under any of the provisions of this Article V, except that this Article V shall not affect any
                   ---------                   ---------
obligations which any Funding Agent, the Collateral Agent or any Purchaser may have to the Seller or the Servicer under the other provisions of this Agreement. Furthermore, no Purchaser shall have any rights as a third-party beneficiary or otherwise under any of the provisions hereof in respect of a Funding Agent which is not the Funding Agent for such Purchaser.

     (d) In performing its functions and duties hereunder, the Collateral Agent shall act solely as the agent of the Purchasers and the Collateral Agent and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller or Servicer or any of their successors and assigns. In performing its functions and duties hereunder, each Funding Agent shall act solely as the agent of its respective Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller, the Servicer, any other Purchaser, any other Funding Agent or the Collateral Agent, or any of their respective successors and assigns.

     Section 5.2. Delegation of Duties. The Collateral Agent may, with the
                  --------------------
consent of the Funding Agents, execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible to the Funding Agents or any Purchaser for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     Section 5.3. Exculpatory Provisions. None of the Funding Agents, the
                  ----------------------
Collateral Agent or any of their directors, officers, agents or employees shall be liable for any action taken or omitted (i) with the consent or at the direction of the Purchasers (or in the case of any Funding Agent, the Purchasers relating to such Funding Agent) that have a majority of the aggregate Commitment of the Purchasers or the Funding Agents or (ii) in the absence of such Person's gross negligence or willful misconduct. The Collateral Agent shall not be responsible to any Purchaser or Funding Agent for (i) any recitals, representations, warranties or other statements made by the Seller, Servicer, any Originator or any of their Affiliates, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Transaction Document or the Intercreditor Agreement, (iii) any failure of the Seller, the Servicer, any Originator or any of their Affiliates to perform any obligation it may have under any Transaction Document to which it is a party, (iv) the satisfaction of any condition specified in Exhibit II or (v) the failure of any
                                           ----------
party to the Intercreditor Agreement (other than the Collateral Agent acting in such capacity) to perform any obligation it may have thereunder. The Collateral Agent shall not have any obligation to any Purchaser or Funding Agent to ascertain or inquire about the observance or performance of any agreement contained in any Transaction Document or to inspect the properties, books or records of the Seller, Servicer, any Originator or any of their Affiliates.

     Section 5.4. Reliance by Agents. (a) Each Funding Agent and the Collateral
                  ------------------
Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or other writing or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person and upon advice and statements of legal counsel (including counsel to the Seller), independent accountants and other experts selected by the Collateral Agent or any such Funding Agent. Each Funding Agent and the Collateral Agent shall in all cases be fully justified in failing or refusing to take any action under any Transaction Document unless it shall first receive such advice or concurrence of the Purchasers (or in the case of any Funding Agent, the Purchasers relating to such Funding Agent) that have a majority of the aggregate Commitment of all such Purchasers, and assurance of its indemnification, as it deems appropriate.

     (b) With regard to the Purchasers and the Funding Agents, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Purchasers or the Funding Agents, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Purchasers, the Collateral Agent and Funding Agents.

     (c) Related Purchasers within any group of Purchasers that have a common Funding Agent and that have a majority of the Commitment of all such related Purchasers shall be entitled to request or direct the related Funding Agent to take action, or refrain from taking action, under this Agreement on behalf of such Purchasers. With regard to the Purchasers and the Funding Agents, such Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of such majority Purchasers, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of such Funding Agent's related Purchasers.

     (d) Unless otherwise advised in writing by a Funding Agent or by any Purchaser on whose behalf such Funding Agent is purportedly acting, each party to this Agreement may assume that (i) such Funding Agent is acting for the benefit of each of the Purchasers for which such Funding Agent is identified herein (or in any Assumption Agreement or Transfer Supplement) as being the Funding Agent, as well as for the benefit of each assignee or other transferee from any such Person, and (ii) each action taken by such Funding Agent has been duly authorized and approved by all necessary action on the part of the Purchasers on whose behalf it is purportedly acting. Each Funding Agent and its Purchaser(s) shall agree amongst themselves as to the circumstances and procedures for removal, resignation and replacement of such Funding Agent.

     Section 5.5. Notice of Termination Events. Neither any Funding Agent nor
                  ----------------------------
the Collateral Agent shall be deemed to have knowledge or notice of the occurrence of any Termination Event or Unmatured Termination Event unless such Person has received notice from any Purchaser, Funding Agent, the Servicer or the Seller stating that a Termination Event or Unmatured Termination Event has occurred hereunder and describing such Termination Event or Unmatured Termination Event. If the Collateral Agent receives such a notice, it shall promptly give notice thereof to each Funding Agent whereupon each such Funding Agent shall promptly give notice thereof to its Purchasers. If a Funding Agent receives such a notice (other than from the Collateral Agent), it shall promptly give notice thereof to the Collateral Agent. The Collateral Agent shall take such action concerning a Termination Event or Unmatured Termination Event as may be directed by the Funding Agents unless such action otherwise requires the consent of all Purchasers), but until the Collateral Agent receives such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as the Collateral Agent deems advisable and in the best interests of the Purchasers and Funding Agents.

     Section 5.6. Non-Reliance on Collateral Agent, Funding Agents and Other
                  ----------------------------------------------------------
Purchasers. Each Purchaser expressly acknowledges that none of the Collateral
----------
Agent, the Funding Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Collateral Agent, or any Funding Agent hereafter taken, including any review of the affairs of the Seller, Servicer or any Originator, shall be deemed to constitute any representation or warranty by the Collateral Agent or such Funding Agent, as applicable. Each Purchaser represents and warrants to the Collateral Agent and the Funding Agents that, independently and without reliance upon the Collateral Agent, Funding Agents or any other Purchaser and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Seller, Servicer or the Originators, and the Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items specifically required to be delivered hereunder, the Collateral Agent shall not have any duty or responsibility to provide any Funding Agent with any information concerning the Seller, Servicer or the Originators or any of their Affiliates that comes into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     Section 5.7. Collateral Agent, Funding Agents and Purchasers. Each of the
                  -----------------------------------------------
Purchasers, the Collateral Agent, the Funding Agents and their Affiliates may extend credit to, accept deposits from and generally engage in any kind of banking, trust, debt, entity or other business with the Seller, USS, Servicer or any Originator or any of their Affiliates. With respect to the acquisition of the Eligible Receivables pursuant to this Agreement, each of the Funding Agents and the Collateral Agent shall have the same rights and powers under this Agreement as any Purchaser and may exercise the same as though it were not such an agent, and the terms "Purchaser" and "Purchasers" shall include each of the Funding Agents and the Collateral Agent in their individual capacities.

     Section 5.8. Indemnification. Each Committed Purchaser shall indemnify and
                  ---------------
hold harmless the Collateral Agent (but solely in its capacity as Collateral Agent) and its officers, directors, employees, representatives and agents (to the extent not reimbursed by the Seller or Servicer and without limiting the obligation of the Seller or Servicer to do so), ratably in accordance with their respective Commitments from and against any and all liabilities, obligations, losses, damages, penalties, judgments, settlements, costs, expenses and disbursements of any kind whatsoever (including in connection with any investigative or threatened proceeding, whether or not the Collateral Agent or such Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Collateral Agent or such Person as a result of, or related to, any of the transactions contemplated by the Transaction Documents or the execution, delivery or performance of the Transaction Documents or any other document furnished in connection therewith (but excluding any such liabilities, obligations, losses, damages, penalties, judgments, settlements, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Collateral Agent or such Person as finally determined by a court of competent jurisdiction); provided,
                                                                    --------
that in the case of each Purchaser that is a commercial paper conduit, such indemnity shall be provided solely to the extent of amounts received by such Purchaser under this Agreement which exceed the amounts required to repay such Purchaser's outstanding Notes. Notwithstanding anything in this Section 5.8 to
                                                                -----------
the contrary, each of the Collateral Agent, each Funding Agent and each Purchaser hereby covenants and agrees that it shall not institute against, or join any other Person in instituting against, any CP Conduit Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing Note issued by such CP Conduit Purchaser is paid in full.

     Section 5.9. Successor Collateral Agent. The Collateral Agent may, upon at
                  --------------------------
least thirty (30) days notice to the Seller and each Purchaser and Funding Agent, resign as Collateral Agent. Such resignation shall not become effective until a successor Collateral Agent is appointed by the Funding Agents (and, unless such appointment is to an existing Funding Agent or Purchaser, such successor Collateral Agent has been consented to by the Seller, such consent not to be unreasonably withheld) and has accepted such appointment. Upon such acceptance of its appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall succeed to and become vested with all the rights and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under the Transaction Documents. After any retiring Collateral Agent's resignation hereunder, the provisions of Sections 3.1 and 3.2
                                                            ------------     ---
and this Article V shall inure to its benefit as to any actions taken or omitted
         ---------
to be taken by it while it was the Collateral Agent.

                                  ARTICLE VI.
                                 MISCELLANEOUS

     Section 6.1. Amendments, Etc. No amendment or waiver of any provision of
                  ---------------
this Agreement or any other Transaction Document, or consent to any departure by the Seller or the Servicer therefrom, shall be effective unless in a writing signed by each Funding Agent, and, in the case of any amendment, by the other parties thereto; and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that, if required pursuant to the terms of any CP Conduit
--------  -------
Purchaser's securitization program, no such material amendment shall be effective until both Moody's and Standard & Poor's have notified the applicable Funding Agent in writing that such action will not result in a reduction or withdrawal of the rating of any Notes of such CP Conduit Purchaser. No failure on the part of the Purchasers or the Funding Agents to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The Collateral Agent shall provide each Rating Agency with a copy of each amendment to or waiver or consent under this Agreement promptly following the effective date thereof.

     Section 6.2. Notices, Etc. All notices and other communications provided
                  ------------
for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     Section 6.3. Assignability. (a) This Agreement shall be binding on the
                  -------------
parties hereto and their respective successors and assigns; provided, however,
                                                            --------  -------
that neither the Seller nor the Servicer may assign any of its rights or delegate any of its duties hereunder or under any of the other Transaction Documents to which it is a party without the prior written consent of the Funding Agents. Each CP Conduit Purchaser may assign, participate, grant security interests in or otherwise transfer all or any portion of the Purchased Interest held by it to any bank or other financial institution providing liquidity support to such CP Conduit Purchaser in connection with its commercial paper program (each, a "Liquidity Bank") or any other Program Support Provider
                        --------------
with respect to such CP Conduit Purchaser without prior notice to or consent from the Seller, the Servicer, any Originator, any other party or any other condition or restriction of any kind.

     (b) Conduit Assignees. Each CP Conduit Purchaser may, from time to time
         -----------------
with prior or concurrent notice to the Seller, the Funding Agent for such CP Conduit Purchaser and the Collateral Agent, assign all or any portion of such CP Conduit Purchaser's interest in the Purchased Interest (and its related Committed Purchasers) and its rights and obligations under this Agreement and any other Transaction Document to which it is a party to a Conduit Assignee with respect to such CP Conduit Purchaser. Upon such assignment by a CP Conduit Purchaser to a Conduit Assignee, (A) the related administrative or managing agent for such Conduit Assignee will act as the Funding Agent for such Conduit Assignee hereunder, (B) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to such CP Conduit Purchaser and its related Committed Purchasers herein and in the other Transaction Documents (including, without limitation, any limitation on recourse against such Conduit Assignee), (C) such Conduit Assignee shall assume all of such CP Conduit Purchaser's obligations hereunder or under any other Transaction Document (whenever created, whether before or after such assignment) with respect to the assigned portion of the CP Conduit Purchaser's interest in the Purchased Interest and such CP Conduit Purchaser shall be released from all such obligations, (D) all distributions to such CP Conduit Purchaser hereunder with respect to the assigned portion of the CP Conduit Purchaser's interest shall be made to such Conduit Assignee, (E) the definition of the term "CP Rate" shall be determined on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than such CP Conduit Purchaser), (F) the defined terms and other terms and provisions of this Agreement and other Transaction Documents shall be interpreted in accordance with the foregoing, and (G) if requested by any Funding Agent or administrative or managing agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents (including amendments to this Agreement) and take such other actions as the Funding Agents or such administrative agent may reasonably request to evidence and give effect to the foregoing.

     (c) Participations. Any Committed Purchaser may, with the consent of the
         --------------
Funding Agents and in the ordinary course of its business and its accordance with applicable law, at any time sell to one or more Persons (each, a "Participant") participating interests in its rights and obligations hereunder
 -----------
and under the Transaction Documents. Notwithstanding any such sale by a Committed Purchaser of participating interests to a Participant, such Committed Purchaser's rights and obligations under this Agreement shall remain unchanged, such Committed Purchaser shall remain solely responsible for the performance hereof, and each CP Conduit Purchaser, the Collateral Agent and the Funding Agents shall continue to deal solely and directly with such Committed Purchaser in connection with such Committed Purchaser's rights and obligations under this Agreement and the other Transaction Documents. Each Committed Purchaser agrees that any agreement between such Committed Purchaser and any such Participant in respect of such participating interest shall not restrict such Committed Purchaser's right to agree to any amendment, supplement, waiver or modification to this Agreement.

     (d) Assignments.
         -----------

     (i) Any Committed Purchaser may at any time and from time to time, upon the prior written consent of the related CP Conduit Purchaser and the Funding Agents, and, if the Purchaser is not an Affiliate of or otherwise related to the selling Committed Purchaser and is not an existing Committed Purchaser, the prior written consent of the Seller (which consent shall not be unreasonably withheld), assign to one or more accredited investors or other Persons all or any part of its rights and obligations under this Agreement and the other Transaction Documents pursuant to a supplement to this Agreement, substantially in the form of Exhibit VII hereto (each, a "Transfer Supplement"), executed by
               -----------                  -------------------
the Purchaser, such selling Committed Purchaser, the related CP Conduit Purchaser and, if applicable, the Seller; and provided, however,
                                              --------  -------
that (A) any such assignment cannot be for an amount less than the lesser of (1) $10,000,000 and (2) such selling Committed Purchaser's Commitment and (B) each Purchaser must be a financial institution with a short-term rating by the Rating Agencies at least equal to the rating by each such Rating Agency on the Notes of the related CP Conduit Purchaser.

     (ii) Each of the Committed Purchasers agrees that if it ceases to have short-term debt ratings at least equal to the ratings then assigned to the Notes of the related CP Conduit Purchaser by the Rating Agencies, or, if such Committed Purchaser does not have short-term debt which is rated by the Rating Agencies, in the event that the parent corporation of such Committed Purchaser has rated short-term debt, such parent corporation ceases to have short-term debt ratings at least equal to the ratings then assigned to the Notes of the related CP Conduit Purchaser by the Rating Agencies (each, an "Affected
                                                               --------
Committed Purchaser"), such Affected Committed Purchaser shall be obliged, at
-------------------
the request of the related CP Conduit Purchaser and the related Funding Agent, to assign all of its rights and obligations hereunder to (x) one or more other Committed Purchasers selected by such CP Conduit Purchaser and the related Funding Agent which are willing to accept such assignment, or (y) another financial institution having short-term debt ratings at least equal to the ratings then assigned to the Notes of the related CP Conduit Purchaser by the Rating Agencies nominated by the related Funding Agent and consented to by such CP Conduit Purchaser (which consent shall not be unreasonably withheld) and the Collateral Agent, and willing to participate in this facility through the then current scheduled Facility Termination Date in the place of such Affected Committed Purchaser; provided that (i) the Affected Committed Purchaser receives
                     --------
payment in full of all outstanding Net Investment and accrued Discount, if any, of such Person and any other amounts due and owning to such Affected Committed Purchaser under this Agreement and the other Transaction Documents and (ii) such nominated financial institution, if not an existing Committed Purchaser, satisfies all the requirements of this Agreement.

     (iii) Upon (A) execution of a Transfer Supplement, (B) delivery of an executed copy thereof to the related CP Conduit Purchaser, the Collateral Agent and the Seller, (C) payment, if applicable, by the Purchaser to such selling Committed Purchaser of an amount equal to the purchase price agreed between such selling Committed Purchaser and the Purchaser and (D) if required by the documents governing any applicable CP Conduit Purchaser's commercial paper program, receipt by such CP Conduit Purchaser of confirmation from each Rating Agency that such action will not cause the downgrade or withdrawal of the then current rating on such CP Conduit Purchaser's Notes, such selling Committed Purchaser shall be released from its obligations hereunder to the extent of such assignment and the Purchasers shall, for all purposes, be a Committed Purchaser party to this Agreement and shall have all the rights and obligations of a Committed Purchaser under this Agreement to the same extent as if it were an original party hereto, and no further consent or action by the CP Conduit Purchasers, the Committed Purchasers or the Funding Agents shall be required. The amount of the assigned portion of the selling Committed Purchaser's share of the related Net Investment allocable to the Purchaser shall be equal to the transferred percentage (as set forth in the Transfer Supplement) of such selling Committed Purchaser's share of the related Net Investment which is transferred thereunder regardless of the purchase price paid therefor. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of the Purchaser as a Committed Purchaser and the resulting adjustment of the selling Committed Purchaser's Commitment arising from the purchase by the Purchaser of all or a portion of the selling Committed Purchaser's rights, obligations and interest hereunder.

     (e) Without limiting any other rights that may be available under applicable law, the rights of the Purchasers hereunder may be enforced through such Purchaser or by its agents.

     Section 6.4. Costs, Expenses and Taxes. (a) In addition to the rights of
                  -------------------------
indemnification granted under Section 3.1, the Seller agrees to pay on demand
                              -----------
all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including the internal audits by any Funding Agent or their agents pursuant to Exhibit IV hereto) of this Agreement, the other
                            ----------
Transaction Documents and the other documents and agreements to be delivered hereunder (and all reasonable costs and expenses in connection with any amendment, waiver or modification of any thereof), including: (i) Attorney Costs for the Collateral Agent, each Funding Agent, each Purchaser and their respective Affiliates and agents with respect thereto and with respect to advising each such Person and its respective Affiliates and agents as to their rights and remedies under this Agreement and the other Transaction Documents, and (ii) all reasonable costs and expenses (including Attorney Costs), if any, of the Collateral Agent, each Funding Agent, each Purchaser and their respective Affiliates and agents in connection with the enforcement of this Agreement and the other Transaction Documents.

     (b) In addition, the Seller shall pay on demand any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, if any, and agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     Section 6.5. No Proceedings; Limitation on Payments. (a) Each of the
                  --------------------------------------
Seller, the Servicer, the Collateral Agent, each Funding Agent, each assignee of the Purchased Interest or any interest therein, hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, any CP Conduit Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing
Note issued by such CP Conduit Purchaser is paid in full. The provision of this
Section 6.5 shall survive any termination of this Agreement.
-----------

     (b) Notwithstanding any provisions contained in this Agreement to the contrary, no CP Conduit Purchaser shall, or shall be obligated to, pay any amount, if any, payable by it pursuant to this Agreement or any other Transaction Document unless (i) such CP Conduit Purchaser has received funds which may be used to make such payment and which funds are not required to repay Notes when due and (ii) after giving effect to such payment, either (x) such CP Conduit Purchaser could issue Notes to refinance all outstanding Notes (assuming such outstanding Notes matured at such time) in accordance with the program documents governing such CP Conduit Purchaser's securitization program or (y) all Notes of such CP Conduit Purchaser are paid in full. Any amount which such CP Conduit Purchaser does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Section 101 of the Bankruptcy Code) against or company obligation of such CP Conduit Purchaser for any such insufficiency unless and until such CP Conduit Purchaser satisfies the provisions of clauses (i) and (ii) above.
              ----------      ----

     Section 6.6. GOVERNING LAW AND JURISDICTION. (a) THIS AGREEMENT SHALL BE
                  ------------------------------
DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

     Section 6.7. Execution in Counterparts. This Agreement may be executed in
                  -------------------------
any number of counterparts, each of which, when so executed, shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.

     Section 6.8. Survival of Termination. The provisions of Sections 1.8,
                  -----------------------                    ------------
 1.9, 3.1, 3.2, 6.4, 6.5, 6.6, 6.9, 6.12 and 6.13
 ---  ---  ---  ---  ---  ---  ---  ----     ----
shall survive any termination of this Agreement.

     Section 6.9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES THEIR
                  --------------------
RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING THAT SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     Section 6.10. Entire Agreement. This Agreement and the other Transaction
                   ---------------
Documents embody the entire agreement and understanding between the parties hereto, and supersede all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     Section 6.11. Headings. The captions and headings of this Agreement and any
                   --------
Exhibit, Schedule or Annex hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof.

     Section 6.12. Purchaser's Liabilities. The obligations of each Purchaser
                   -----------------------
and each Funding Agent under the Transaction Documents are solely the obligations of such Person. No recourse shall be had for any obligation or claim arising out of or based upon any Transaction Document against any stockholder, employee, officer, director or incorporator of such Person; provided, however,
                                                            --------  -------
that this Section 6.12 shall not relieve any such Person of any liability it
          ------------
might otherwise have for its own gross negligence or willful misconduct.

     Section 6.13. Confidentiality. Unless otherwise required by applicable law,
                   ---------------
each of the Seller and Servicer agrees to maintain the confidentiality of this Agreement and the other Transaction Documents (and all drafts hereof and thereof) in communications with third parties and otherwise; provided that this
                                                             --------
Agreement may be disclosed to: (a) third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to each Funding Agent, (b) the Seller's legal counsel and auditors if they agree to hold it confidential and (c) in filings made under securities laws. Unless otherwise required by applicable law, each of the Collateral Agent, each Purchaser, and each Funding Agent agrees to maintain the confidentiality of all information regarding the Seller, USS and its Subsidiaries; provided that such information may be disclosed to: (i) third
              --------
parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to USS, (ii) legal counsel and auditors of the Collateral Agent, each Purchaser, and each Funding Agent if they agree to hold it confidential, (iii) the rating agencies rating the Notes of each CP Conduit Purchaser to the extent such information relates to the Receivables Pool or the transactions contemplated by this Agreement, or if not so related, upon obtaining the prior consent of USS (such consent not to be unreasonably withheld), (iv) any Program Support Provider or potential Program Support Provider to the extent such information relates to the Receivables Pool or the transactions contemplated by this Agreement, or if not so related, upon obtaining the prior written consent of USS (such consent not to be unreasonably withheld), (v) any placement agent placing the Notes of any CP Conduit Purchaser, and (vi) any regulatory authorities having jurisdiction over the Collateral Agent, the Funding Agents, the Purchasers, any Program Support Provider or any Liquidity Bank.

     Section 6.14. Agent Conflict Waiver. Each of the Collateral Agent and the
                   ---------------------
Funding Agents, respectively, acts in various capacities with respect to the maintenance and administration of the commercial paper program of its related CP Conduit Purchaser (including, administrative agent for such CP Conduit Purchaser, as issuing and paying agent, as provider of other backup facilities, and may provide other services or facilities from time to time, the "Agent
                                                                     -----
Roles"). Each of the parties hereto hereby acknowledges and consents to any and
-----
all Agent Roles, waives any objections it may have to any actual or potential conflict of interest caused by any such Funding Agent acting as the Funding Agent for its related CP Conduit Purchaser or as a related Committed Purchaser or as a liquidity or credit support provider under such Conduit Purchaser's commercial paper program and acting as or maintaining any of the Agent Roles, and agrees that in connection with any Agent Role, such Funding Agent may take, or refrain from taking, any action which it in its discretion deems appropriate.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written.

UNITED STATES STEEL LLC,        UNITED STATES STEEL LLC,
as initial Servicer             as initial Servicer


By:/s/ G. R. Haggerty           By: /s/ D.C. Greiner
   -----------------                --------------------
Name:   G. R. Haggerty              Name: D.C. Greiner
Title:  Vice President                    --------------------
         Accounting & Finance       Title:Assistant Treasurer
                                          --------------------

                                    Address:

                                    United States Steel LLC
                                    600 Grant Street
                                    Pittsburgh, Pennsylvania 15219-4776
                                    Attention:  Assistant Treasurer -
                                                Cash & Banking
                                    Telephone No.: (412) 433-4759
                                    Facsimile No.: (412) 433-4567


                                U.S. STEEL RECEIVABLES LLC,
                                as Seller


                                By: /s/ L.T. Brockway
                                    --------------------
                                    Name: L.T. Brockway
                                          --------------------
                                    Title:Vice President
                                          --------------------
                                    Address:

                                    U.S. Steel Receivables LLC
                                    600 Grant Street
                                    Pittsburgh, Pennsylvania 15219-4776
                                    Attention:  Assistant Treasurer -
                                                Cash & Banking
                                    Telephone No.: (412) 433-4759
                                    Facsimile No.: (412) 433-4567

                                THE PURCHASER GROUPS:

                                LIBERTY STREET FUNDING CORP.,
                                as a CP Conduit Purchaser


                                By:
                                    --------------------
                                    Name:
                                          --------------------
                                    Title:
                                          --------------------

                                    Address:

                                    Liberty Street Funding Corp.
                                    c/o Global Securitization Services,
                                    LLC
                                    114 West 47th Street
                                    New York, New York 10036
                                    Attention: Andrew L.Stidd
                                    Telephone No.: (212) 302-5151
                                    Facsimile No.: (212) 302-8767

                                    With a copy to:

                                    THE BANK OF NOVA SCOTIA
                                    One Liberty Plaza
                                    New York, New York 10036
                                    Attention:  Darren Ward
                                    Telephone No.: (212) 506-2258
                                    Facsimile No.: (212) 506-6994


                                THE BANK OF NOVA SCOTIA,
                                as a Committed Purchaser
                                for Liberty Street Funding Corp.


                                By: /s/ J. ALAN EDWARDS
                                    --------------------
                                    Name:  J. ALAN EDWARDS
                                          --------------------
                                    Title: MANAGING DIRECTOR
                                          --------------------

                                    Address:

                                    The Bank of Nova Scotia
                                    One Liberty Plaza
                                    New York, New York 10036
                                    Attention:  Darren Ward
                                    Telephone No.: (212) 506-2258
                                    Facsimile No.: (212) 506-6994
                                    Commitment: $200,000,000

                                THE PURCHASER GROUPS:

                                LIBERTY STREET FUNDING CORP.,
                                as a CP Conduit Purchaser


                                By: /s/ Andrew L. Stidd
                                    --------------------
                                    Name:  Andrew L. Stidd
                                          --------------------
                                    Title: President
                                          --------------------

                                    Address:

                                    Liberty Street Funding Corp.
                                    c/o Global Securitization Services,
                                    LLC
                                    114 West 47th Street
                                    New York, New York 10036
                                    Attention:  Andrew L. Stidd
                                    Telephone No.: (212) 302-5151
                                    Facsimile No.: (212) 302-8767

                                    With a copy to:

                                    THE BANK OF NOVA SCOTIA
                                    One Liberty Plaza
                                    New York, New York 10036
                                    Attention:  Darren Ward
                                    Telephone No.: (212) 506-2258
                                    Facsimile No.: (212) 506-6994


                                THE BANK OF NOVA SCOTIA,
                                as a Committed Purchaser
                                for Liberty Street Funding Corp.


                                By:
                                    --------------------
                                    Name:
                                          --------------------
                                    Title:
                                          --------------------

                                    Address:

                                    The Bank of Nova Scotia
                                    One Liberty Plaza
                                    New York, New York 10036
                                    Attention:  Darren Ward
                                    Telephone No.: (212) 506-2258
                                    Facsimile No.: (212) 506-6994
                                    Commitment: $200,000,000

                                THE BANK OF NOVA SCOTIA,
                                as Funding Agent for Liberty
                                Street Funding Corp. and
                                The Bank of Nova Scotia
                                as Purchasers

                                By: /s/ J. ALAN EDWARDS
                                    --------------------
                                    Name:  J. ALAN EDWARDS
                                          --------------------
                                    Title: MANAGING DIRECTOR
                                          --------------------

                                    Address:

                                    One Liberty Plaza
                                    New York, New York 10036
                                    Attention:  Darren Ward
                                    Telephone No.: (212) 506-2258
                                    Facsimile No.: (212) 506-6994

                                JPMORGAN CHASE BANK, as attorney-in-fact for DELAWARE FUNDING CORPORATION, as a CP Conduit Purchaser


                                By: /s/ BRADLEY SCHWARTZ
                                    --------------------
                                    Name:  BRADLEY SCHWARTZ
                                          --------------------
                                    Title: Managing Director
                                          --------------------

                                    Address:

                                    JPMorgan Chase Bank
                                    Asset Finance Group
                                    500 Stanton Christiana Road
                                    Newark, Delaware 19713
                                    Attention:  Mark J. Connor
                                    Telephone No.: (302) 634-4218
                                    Facsimile No.: (302) 634-5510

                                    JPMorgan Chase Bank
                                    450 West 33rd Street
                                    15th Floor
                                    New York, New York 10001
                                    Attention:  Quintanna Parsons-Perry
                                    Telephone No.: (212) 946-7194
                                    Facsimile No.: (212) 946-8098

                                JPMORGAN CHASE BANK
                                as Committed Purchaser for
                                DELAWARE FUNDING CORPORATION


                                By: /s/ BRADLEY SCHWARTZ
                                    --------------------
                                    Name:  BRADLEY SCHWARTZ
                                          --------------------
                                    Title: Managing Director
                                          --------------------

                                    Address:

                                    JPMorgan Chase Bank
                                    Asset Finance Group
                                    500 Stanton Christiana Road
                                    Newark, Delaware 19713
                                    Attention:  Mark J. Connor
                                    Telephone No.: (302) 634-4218
                                    Facsimile No.: (302) 634-5510

                                    With a copy to:

                                    JPMorgan Chase Bank
                                    450 West 33rd Street
                                    15th Floor
                                    New York, New York 10001
                                    Attention:  Quintanna Parsons-Perry
                                    Telephone No.: (212) 946-7194
                                    Facsimile No.: (212) 946-8098
                                    Commitment:$200,000,000

                                JPMORGAN CHASE BANK
                                as Funding Agent for
                                Delaware Funding Corporation and
                                JPMorgan Chase Bank as Purchasers


                                By: /s/ BRADLEY SCHWARTZ
                                    --------------------
                                    Name:  BRADLEY SCHWARTZ
                                          --------------------
                                    Title: Managing Director
                                          --------------------

                                    Address:

                                    JPMorgan Chase Bank
                                    Asset Finance Group
                                    500 Stanton Christiana Road
                                    Newark, Delaware 19713
                                    Attention:  Mark J. Connor
                                    Telephone No.: (302) 634-4218
                                    Facsimile No.: (302) 634-5510

                                    With a copy to:

                                    JPMorgan Chase Bank
                                    450 West 33rd Street
                                    15th Floor
                                    New York, New York 10001
                                    Attention:  Quintanna Parsons-Perry
                                    Telephone No.: (212) 946-7194
                                    Facsimile No.: (212) 946-8098

                                THE BANK OF NOVA SCOTIA,
                                as Collateral Agent


                                By: /s/ J. ALAN EDWARDS
                                    --------------------
                                    Name:  J. ALAN EDWARDS
                                          --------------------
                                    Title: MANAGING DIRECTOR
                                          --------------------

                                    Address:

                                    One Liberty Plaza
                                    New York, New York 10036
                                    Attention:  Darren Ward
                                    Telephone No.: (212) 506-2258
                                    Facsimile No.: (212) 506-6994

                                   EXHIBIT I
                                  DEFINITIONS

     As used in the Agreement (including its Exhibits, Schedules and Annexes), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). Unless otherwise indicated, all Section, Annex, Exhibit and Schedule references in the Exhibits, Annexes and Schedules are to Sections of and Annexes, Exhibits and Schedules to the Agreement.

     "Accounts" means, the Lock-Box Account(s), the Concentration Account and/or
      --------
the Collection Account, as applicable.

     "Adverse Claim" means a lien, security interest or other charge or
      -------------
encumbrance, or any other type of preferential arrangement; it being understood that any of the foregoing in favor of the Seller or the Collateral Agent (for the benefit of the Purchasers) shall not constitute an Adverse Claim.

     "Affected Person" has the meaning set forth in Section 1.9 of the
      ---------------                               -----------
Agreement.

     "Affiliate" means, as to any Person: (a) any Person that, directly or
      ---------
indirectly, is in control of, is controlled by or is under common control with such Person, or (b) who is a director or officer: (i) of such Person or (ii) of any Person described in clause (a), except that, with respect to any CP Conduit
                        ----------
Purchaser, Affiliate shall mean the holder(s) of its capital stock. For purposes of this definition, control of a Person shall mean the power, direct or indirect: (x) to vote 25% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person, in either case whether by ownership of securities, contract, proxy or otherwise.

     "Agreement" has the meaning set forth in the preamble.
      ---------

     "Alternate Rate" for any Settlement Period for any Net Investment (or
      --------------
portion thereof) funded by any Purchaser other than through the issuance of Notes, means an interest rate per annum equal to: (a) 2.0% per annum above the Eurodollar Rate for such Settlement Period, or, in the sole discretion of the applicable Funding Agent (b) the Base Rate for such Settlement Period; provided,
                                                                       --------
however, that the "Alternate Rate" for any day while a Termination Event exists
-------
shall be an interest rate equal to 3.00% per annum above the Eurodollar Rate (or if for any reason, the Eurodollar Rate is unavailable at such time, the Base Rate) in effect on such day.

     "Assumption Agreement" has the meaning set forth in Section 1.14 of the
      --------------------                               ------------
Agreement.

     "Attorney Costs" means and includes all reasonable fees and disbursements
     ---------------
of any external counsel, which fees, disbursements and costs shall be set forth in reasonably detailed statements.

     "Bankruptcy Code" means the United States Bankruptcy Reform Act of 1978 (11
      ---------------
U.S.C.Section.101, et seq.), as amended from time to time or any successor statute.

     "Base Rate" means, with respect to any Purchaser, for any day, a
      ---------
fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the higher of:

          (a) the rate of interest in effect for such day as publicly announced from time to time by the applicable Funding Agent as its "reference rate". Such "reference rate" is set by the applicable Funding Agent based upon various factors, including the applicable Funding Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate, and

          (b) 0.50% per annum above the latest Federal Funds Rate.

     "Benefit Plan" means any employee benefit pension plan as defined in
      ------------
Section 3(2) of ERISA in respect of which the Seller, any Originator or any ERISA Affiliate is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

     "Business Day" means any day (other than a Saturday or Sunday) on which:
      ------------
(a) banks are not authorized or required to close in New York, New York and (b) if this definition of "Business Day" is utilized in connection with the Eurodollar Rate, dealings are carried out in the London interbank market.

     "Capital" means, at any time, the sum of the aggregate outstanding amount
      -------
of the Net Investment of each Purchaser at such time.

     "Change in Control" means that USS ceases to own, directly or indirectly,
      -----------------
100% of the capital stock of the Seller free and clear of all Adverse Claims.

     "Closing Date" means November 28, 2001.
      ------------

     "Collateral Agent" has the meaning set forth in the preamble to the
      ----------------
Agreement.

     "Collection Account" means that certain bank account numbered 2520-18
      ------------------
maintained at The Bank of Nova Scotia which is (i) identified as the "USS
                                                                      ---
Collection Account," (ii) pledged, on a first-priority basis, to the Collateral
------------------
Agent pursuant to Section 1.2(d), and (iii) is governed by a Collection Account
                  --------------
Agreement.

     "Collection Account Agreement" means a letter agreement among the Seller,
      ----------------------------
the Funding Agents and the Collection Account Bank, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with the Agreement.

     "Collection Account Bank" means the bank maintaining the Collection
      -----------------------
Account.

     "Collections" means, with respect to any Pool Receivable: (a) all funds
      -----------
that are received by the Seller, the Servicer or any Originator in payment of any amounts owed in respect of such Receivable (including purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Receivable (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Obligor or any other Person directly or indirectly liable for the payment of such Pool Receivable and available to be applied thereon), (b) all Deemed Collections and (c) all other proceeds of such Pool Receivable.

     "Commitment" means, with respect to any Committed Purchaser, at any time,
      ----------
the amount set forth as such Committed Purchaser's maximum purchase Commitment below its signature to the Agreement or in any Assumption Agreement or Transfer Supplement pursuant to which it becomes a party to the Agreement as a Committed Purchaser, as such amount may be increased or reduced from time to time pursuant to the Agreement and the other Transaction Documents.

     "Commitment Expiry Date" initially means, for any Committed Purchaser,
      ----------------------
November 27, 2002, as such date may be extended from
time to time in the sole discretion of such Purchaser pursuant to Section 1.13
                                                                  ------------
of the Agreement.

     "Committed Purchasers" has the meaning set forth in the preamble to the
      --------------------
Agreement.

     "Company Notes" has the meaning set forth in the Purchase and Sale
      -------------
Agreement.

     "Concentration Account" means that certain bank account numbered 069-3695,
      ---------------------
maintained at Mellon Bank, N.A. which is (i) pledged on a first priority basis, to the Collateral Agent pursuant to Section 1.2(d), and (ii) governed by the Concentration Account Agreement.

     "Concentration Account Agreement" means the blocked account agreement among
      -------------------------------
the Seller, the Funding Agents and the Concentration Account Bank, as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with the Agreement.

     "Concentration Account Bank" means the bank maintaining the Concentration
      --------------------------
Account.

     "Concentration Percentage" means: (a) for any Group A Obligor, 12%, (b) for
      ------------------------
any Group B Obligor, 6%, (c) for any Group C Obligor, 3%, (d) for any Group D Obligor, 3% and (e) if such Obligor is a Special Obligor, such percentage as has been so designated in writing by the Funding Agents to the Seller as the "Concentration Percentage" for such Obligor; provided, however, that the Funding
                                             --------  -------
Agents may, if the Rating Agency Condition is satisfied, approve higher Concentration Percentages for selected Obligors.

     "Concentration Reserve" means, at any time the aggregate Capital at such
      ---------------------
time multiplied by (a) the Concentration Reserve Percentage divided by (b) 1, minus the Concentration Reserve Percentage at such time.

     "Concentration Reserve Percentage" means, at any time, the largest of: (a)
      --------------------------------
the sum of four largest Group D Obligor Percentages, (b) the sum of the two largest Group C Obligor Percentages and (c) the largest Group B Obligor Percentage.

     "Conduit Assignee" shall mean, with respect to any CP Conduit Purchaser,
      ----------------
any commercial paper conduit that issues commercial paper rated at least A-1 by Standard & Poor's and P-1 by Moody's administered by the Funding Agent with respect to such CP Conduit

Purchaser and designated by such Funding Agent to accept an assignment from such CP Conduit Purchaser of such CP Conduit Purchaser's rights and obligations pursuant to Section 5.3 of the Agreement.
            -----------

     "Contract" means, with respect to any Receivable, any and all contracts,
      --------
instruments, agreements, leases, invoices, notes or other writings pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.

     "CP Rate" means, for any CP Conduit Purchaser and for any Settlement Period
      -------
for any Portion of Capital (a) the per annum rate equivalent to the weighted
                                   --- -----
average cost (as determined by the applicable Funding Agent and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to Notes of such Person maturing on dates other than those on which corresponding funds are received by such CP Conduit Purchaser, other borrowings by such CP Conduit Purchaser (other than under any Program Support Agreement) and any other costs associated with the issuance of Notes) of or related to the issuance of Notes that are allocated, in whole or in part, by the applicable Funding Agent to fund or maintain such Portion of Capital (and which may be also allocated in part to the funding of other assets of such CP Conduit Purchaser); provided, however, that if any component of such rate is a discount
            --------  -------
rate, in calculating the "CP Rate" for such Portion of Capital for such
                          -------
Settlement Period, the applicable Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; provided, further, that notwithstanding anything in
                --- -----  --------  -------
the Agreement or the other Transaction Documents to the contrary, the Seller agrees that any amounts payable to the Purchasers in respect of Discount for any Settlement Period with respect to any Portion of Capital funded by such Purchaser at the CP Rate shall include an amount equal to the portion of the face amount of the outstanding Notes issued to fund or maintain such Portion of Capital that corresponds to the portion of the proceeds of such Notes that was used to pay the interest component of maturing Notes issued to fund or maintain such Portion of Capital, to the extent that such Purchaser had not received payments of interest in respect of such interest component prior to the maturity date of such maturing Notes (for purposes of the foregoing, the "interest component" of Notes equals the excess of the face amount thereof over the net proceeds received by such Purchaser from the issuance of Notes, except that if such Notes are issued on an interest-bearing basis its "interest component" will equal the amount of interest accruing on such Notes through maturity) or (b) or any other rate designated as the "CP Rate" for such CP Conduit Purchaser in an Assumption Agreement or Transfer Supplement pursuant to which such Person becomes a party as a CP Conduit Purchaser to the Agreement, or any other writing or agreement provided by such CP Conduit Purchaser to the Seller, the Servicer and Funding Agents from time to time.

     "CP Conduit Purchaser" has the meaning set forth in the preamble to the
      --------------------
Agreement.

     "CP Conduit Purchaser Termination Event" means, with respect to any CP
      --------------------------------------
Conduit Purchaser, any of such CP Conduit Purchaser's Program Support Providers (or the entity administering or servicing such CP Conduit Purchaser's commercial paper program) shall have given it notice that an event of default has occurred and is continuing under their respective commercial paper program agreements with such CP Conduit Purchaser and/or that such event of default requires such CP Conduit Purchaser to stop issuing Notes (or otherwise obtaining funds from any such source) to fund or maintain its interest in the Purchased Interest.

     "Credit and Collection Policy" means, as the context may require, those
      ----------------------------
receivables credit and collection policies and practices of the Seller or any Originator in effect on the Closing Date and described in Schedule I to the
                                                          ----------
Agreement, as modified in compliance with the Agreement.

     "Daily Report" has the meaning set forth in Section 2(j)(vii) of Exhibit IV
      ------------                                                    ----------
to the Agreement.

     "Days' Sales Outstanding" means, for any calendar month, an amount computed
      -----------------------
as of the last day of such month equal to: (a) the Outstanding Balance of all Pool Receivables as of the last day of such month, divided by (b) (i) the aggregate amount of new Receivables generated by the Originators during the three calendar months ended on or before the last day of such month, divided by
(ii) 90.

     "Debt" means, without duplication: (a) indebtedness for borrowed money, (b)
      ----
obligations evidenced by bonds, debentures, notes or other similar instruments,
(c) obligations to pay the deferred purchase price of property or services, (d) obligations as lessee under leases that shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (e) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (d).
               ----------          ---

     "Deemed Collections" has the meaning set forth in Section 1.6 of the
      ------------------                               -----------
Agreement.

     "Default Ratio" means the ratio (expressed as a percentage and rounded to
      -------------
the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance (excluding credit balances) of all Pool Receivables that became Defaulted Receivables during such month, by (b) the aggregate amount of Receivables generated by the Originators during the calendar month that is three calendar months prior to such calendar month.

     "Defaulted Receivable" means a Receivable:
      --------------------

          (a) as to which any payment, or part thereof, remains unpaid for more than 60 days from the original due date for such payment, or

          (b) without duplication (i) as to which an Event of Bankruptcy shall have occurred with respect to the Obligor thereof or any other Person obligated thereon or owning any Related Security with respect thereto, or
     (ii) which has been, or, consistent with the Credit and Collection Policy would be, written off the Seller's books as uncollectible.

     "Delinquency Ratio" means the ratio (expressed as a percentage and rounded
      -----------------
to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that were Delinquent Receivables on such day by
(b) the Net Receivables Pool Balance on such day.

     "Delinquent Receivable" means a Receivable (other than a Defaulted
      ---------------------
Receivable) as to which any payment, or part thereof, remains unpaid for more than 30 days from the original due date for such payment.

     "Dilution Horizon" means, for any calendar month, the ratio (expressed as a
      ----------------
percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate amount of Receivables generated by the Originators during the last calendar month by (b) the Net Receivable Pool Balance on such day.

     "Dilution Ratio" means the ratio (expressed as a percentage and rounded to
      --------------
the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward), computed as of the last day of each calendar month by dividing: (a) the aggregate amount of payments made or owed by the Seller pursuant to Section 1.6(a)(i) of the
                                                -----------------
Agreement during such calendar month by (b) the aggregate amount of Receivables generated by the Originators during the immediately preceding calendar month.

     "Dilution Reserve" means, on any date, an amount equal to (a) the Capital
      ----------------
at the close of business of the Servicer on such date multiplied by (b)(i) the Dilution Reserve Percentage on such date divided by (ii) 1.0 minus the Dilution Reserve Percentage on such date.

     "Dilution Reserve Percentage" means on any date, the greater of: (a) 3% and
      ---------------------------
(b) the product of (i) the Dilution Horizon multiplied by (ii) the sum of (x) the Reserve Adjustment Factor times the average of the Dilution Ratios for the twelve most recent calendar months and (y) the Spike Factor.

     "Discount" means:
      --------

          (a) for the Portion of Capital for any Settlement Period to the extent the applicable Purchaser will be funding such Portion of Capital during such Settlement Period through the issuance of Notes:

                                CPR x C x ED/360

          (b) for the Portion of Capital for any Settlement Period to the extent the Issuer will not be funding such Portion of Capital during such Settlement Period through the issuance of Notes:

                              AR x C x ED/Year + TF

where:

          AR   =  the applicable Alternate Rate for the Portion of Capital for such Settlement Period,

          C    =  the relevant Portion of Capital during such Settlement Period,

          CPR  =  the applicable CP Rate for the Portion of Capital,

          ED   =  the actual number of days during such Settlement Period,

          Year = if such Portion of Capital is funded based upon: (i) the Eurodollar Rate, 360 days, and (ii) the Base Rate, 365 or 366 days, as applicable, and

          TF   =  the Termination Fee, if any, for the Portion of Capital for
                  such Settlement Period;

provided, however, that during the occurrence and continuance of a Termination
--------  -------
Event, the CP Rate shall not available and Discount for the Portion of Capital shall be determined for each day in a Settlement Period using a rate equal to 2.00% per annum above the Eurodollar Rate (or, if for any reason, the Eurodollar Rate is not then available, the Base Rate) in effect on such day; provided,
                                                                  --------
further, that no provision of the Agreement shall require the payment or permit
-------
the collection of Discount in excess of the maximum permitted by applicable law; and provided further, that Discount for the Portion of Capital shall not be
    -------- -------
considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

     "Eligible Receivable" means, at any time, a Pool Receivable:
      -------------------

          (a) the Obligor of which is (i) a United States resident,(ii) not a government or a governmental subdivision, affiliate or agency,(iii) not subject to any action of the type described in paragraph (f) of Exhibit V
                                                                     ---------
     to the Agreement and (iv) not an Affiliate of the Seller or any Originator or any Affiliate of the Seller or any Originator (other than a Joint Venture Obligor),

          (b) that is denominated and payable only in U.S. dollars in the United States,

          (c) that does not have a stated maturity which is more than 30 days after the original invoice date of such Receivable; provided, however, that
                                                         --------  -------
     up to 15% of the aggregate Outstanding Balance of all Pool Receivables may consist of otherwise Eligible Receivables that have a stated maturity of greater than 30 days (but not more than 60 days) after the original invoice date,

          (d) that arises under a duly authorized Contract for the sale and delivery of goods and services in the ordinary course of an Originator's business,

          (e) that arises under a duly authorized Contract that is in full force and effect and that is a legal, valid and binding obligation of the related Obligor, enforceable against such Obligor in accordance with its terms,

          (f) that conforms in all material respects with all applicable laws, rulings and regulations in effect,

          (g) that is not the subject of any asserted dispute, offset, hold back defense, Adverse Claim or other claim,

          (h) that satisfies all applicable requirements of the Credit and Collection Policy,

          (i) that has not been modified, waived or restructured since its creation, except as permitted pursuant to Section 4.2 of the Agreement,
                                               -----------

          (j) in which the Seller owns good and marketable title, free and clear of any Adverse Claims, and that is freely assignable by the Seller (including without any consent of the related Obligor),

          (k) for which the Collateral Agent (for the benefit of the Purchasers) shall have a valid and enforceable undivided percentage ownership or security interest, to the extent of the Purchased Interest, and a valid and enforceable first priority perfected security interest therein and in the Related Security and Collections with respect thereto, in each case free and clear of any Adverse Claim,

          (l) that constitutes an account as defined in the UCC, and that is not evidenced by instruments or chattel paper,

          (m) that is not a Defaulted Receivable,

          (n) for which none of the Seller, the Servicer or any Originator thereof has established any offset arrangements with the related Obligor,

          (o) for which Defaulted Receivables of the related Obligor do not exceed 25% of the Outstanding Balance of all such Obligor's Receivables, and

          (p) that represents amounts earned and payable by the Obligor that are not subject to the performance of additional services by the Seller, the Servicer or any Originator.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     "ERISA Affiliate" means: (a) any corporation that is a member of the same
      ---------------
controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as the Seller, any Originator or the Servicer, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with the Seller, any Originator or Servicer, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as the Seller, Servicer, any Originator or any corporation described in clause (a) or
                                                                 ----------
any trade or business described in clause (b).
                                   ----------

     "Eurodollar Rate" means, for any Purchaser and for any Settlement Period,
      ---------------
(a) an interest rate per annum (rounded upward to the nearest 1/16th of 1%) determined pursuant to the following formula:

                                      LIBOR
                    -----------------------------------------
                    100% - Eurodollar Rate Reserve Percentage

where "Eurodollar Rate Reserve Percentage" means, for any Settlement Period, the
       ----------------------------------
maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of 1%) in effect on the date LIBOR for such Settlement Period is determined under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to "Eurocurrency" funding (currently referred to as "Eurocurrency liabilities") having a term comparable to such Settlement Period, or (b) any other rate designated as the "Eurodollar Rate" for such Purchaser in an Assumption Agreement or Transfer Supplement pursuant to which such Person becomes a party to the Agreement as a Purchaser, or any other writing or agreement provided by such Purchaser to the Seller, the Servicer and the Funding Agents from time to time.

     "Event of Bankruptcy" means (a) any case, action or proceeding before any
      -------------------
court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors or (b) any general assignment for the benefit of creditors of a Person, composition, marshaling of assets for creditors of a Person, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each of cases (a) and (b) undertaken under U.S. Federal, state or foreign law, including the U.S. Bankruptcy Code.

     "Excess Concentration" means the sum of the amounts by which the
      --------------------
Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool exceeds an amount equal to: (a) the Concentration Percentage, for such Obligor, multiplied by (b) the Outstanding Balance of all Eligible Receivables then in the Receivables Pool.

     "Excluded Obligor" means any of: (a) USS--POSCO Industries, (b) Metro
      ----------------
Metals Corporation, (c) TPSS Acquisition Corporation, (d) Clairton 1314B Partnership, L.P. or (e) any other Person, if such Person is approved in writing as an "Excluded Obligor" by the Funding Agents.

     "Facility Limit" means at any time, the aggregate of the Commitments of
      --------------
each Committed Purchaser at such time (which shall initially be $400,000,000), as such amount may be reduced pursuant to the Agreement. References to the unused portion of the Facility Limit shall mean, at any time, the Facility Limit minus the then outstanding Capital.

     "Facility Termination Date" means the earliest to occur of: (a) November
      -------------------------
28, 2006, (b) with respect to any Committed Purchaser (and the CP Conduit Purchasers related thereto), the then scheduled Commitment Expiry Date with respect to such Purchaser,(c) the date determined pursuant to Section 2.2 of the
                                                              -----------
Agreement, (d) the date the Facility Limit reduces to zero pursuant to Section
                                                                       -------
1.1(b) of the Agreement and (e) with respect to any CP Conduit Purchaser and the
------
related Committed Purchasers, the date that the commitments of all of such Purchaser's Liquidity Banks terminate under the applicable Liquidity Agreement (which date shall initially be November 27, 2002).

     "Federal Funds Rate" means, with respect to any Purchaser, for any day, the
      ------------------
per annum rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)." If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotations") for such day under the caption "Federal Funds Effective Rate." If
                                             ----------------------------
on any relevant day the appropriate rate is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the applicable Funding Agent of the rates for the last transaction in overnight Federal funds arranged before 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the applicable Funding Agent.

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve
      ---------------------
System, or any entity succeeding to any of its principal functions.

     "Fee Letter" has the meaning set forth in Section 1.7 of the Agreement.
      ----------                               -----------

     "Fees" means the fees payable by the Seller pursuant to each Fee Letter.
      ----

     "GAAP" means the generally accepted United States accounting principles
      ----
promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Group A Obligor" means any Obligor with a short-term rating of at least:
      ---------------
(a) "A-1" by Standard & Poor's, or if such Obligor does not have a short-term rating from Standard & Poor's, a rating of "A+" or better by Standard & Poor's on its long-term senior unsecured and uncredit-enhanced debt securities, and (b)
                                                                         ---
"P-1" by Moody's, or if such Obligor does not have a short-term rating from

Moody's, "A1" or better by Moody's on its long-term senior unsecured and uncredit-enhanced debt securities.

     "Group B Obligor" means an Obligor, not a Group A Obligor, with a
      ---------------
short-term rating of at least: (a) "A-2" by Standard & Poor's, or if such Obligor does not have a short-term rating from Standard & Poor's, a rating of "BBB+" to "A" by Standard & Poor's on its long-term senior unsecured and uncredit-enhanced debt securities, and (b) "P-2" by Moody's, or if such Obligor
                                   ---
does not have a short-term rating from Moody's, "Baa1" to "A2" by Moody's on its long-term senior unsecured and uncredit-enhanced debt securities.

     "Group B Obligor Percentage" means, at any time, for each Group B Obligor,
      --------------------------
the percentage equivalent of: (a) the aggregate Outstanding Balance of the Eligible Receivables of such Group B Obligor less any Excess Concentrations of such Obligor, divided by (b) the aggregate Outstanding Balance of all Eligible Receivables at such time. "Group C Obligor" means an Obligor, not a Group A Obligor or Group B Obligor, with a short-term rating of at least: (a) "A-3" by Standard & Poor's, or if such Obligor does not have a short-term rating from Standard & Poor's, a rating of "BBB-" to "BBB" by Standard & Poor's on its long-term senior unsecured and uncreditenhanced debt securities, and (b) "P-3"
                                                                 ---
by Moody's, or if such Obligor does not have a short-term rating from Moody's, "Baa3" to "Baa2" by Moody's on its long-term senior unsecured and uncreditenhanced debt securities."

     "Group C Obligor Percentage" means, at any time, for each Group C Obligor,
      --------------------------
the percentage equivalent of: (a) the aggregate Outstanding Balance of the Eligible Receivables of such Group C Obligor less any Excess Concentrations of such Obligor, divided by (b) the aggregate Outstanding Balance of all Eligible Receivables at such time.

     "Group D Obligor" means any Obligor that is not a Group A Obligor, Group B
      ---------------
Obligor or Group C Obligor.

     "Group D Obligor Percentage" means, at any time, for each Group D Obligor:
      --------------------------
(a) the aggregate Outstanding Balance of the Eligible Receivables of such Group D Obligor less any Excess Concentrations of such Obligor, divided by (b) the aggregate Outstanding Balance of all Eligible Receivables at such time.

     "Incremental Transfer" has the meaning set forth in Section 1.2 of the
      --------------------                               -----------
Agreement.

     "Indemnified Amounts" has the meaning set forth in Section 3.1 of the
      -------------------                               -----------
Agreement.

     "Indemnified Party" has the meaning set forth in Section 3.1 of the
      -----------------                               -----------
Agreement.

     "Intercreditor Agreement" means that certain Intercreditor Agreement dated
      -----------------------
as of the date hereof, among The Bank of Nova Scotia, as Receivables Collateral Agent and as a Funding Agent, JPMorgan Chase Bank, as Lender Agent and as a Funding Agent, U.S. Steel Receivables LLC and United States Steel LLC, as the same may be amended, supplemented or otherwise modified from time to time.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended
      ---------------------
from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Internal Revenue Code also refer to any successor sections.

     "Joint Venture Obligor" means: Pro-Tec Coating Company and each other
      ---------------------
Person notified from time to time by the Seller to the Funding Agents, if such Person is approved in writing as "Joint Venture Obligors" by the Funding Agents and the Rating Agency Condition is satisfied with respect thereto.

     "Joint Venture Obligor Percentage" means, at any time, the lesser of (a) 5%
      --------------------------------
and (b) the then-current percentage (as selected by the Seller as of the first day of each calendar month, but not to exceed 5%) of Receivables included in the aggregate Outstanding Balance of all Eligible Receivables at such time, the Obligor of which is Pro-Tec Coating Company.

     "LIBOR" means, with respect to any Purchaser, the rate of interest per
      -----
annum determined by the applicable Funding Agent to be the arithmetic mean (rounded upward to the nearest 1/16th of 1%) of the rates of interest per annum determined by the applicable Funding Agent as the rate of interest at which dollar deposits in the approximate amount of the Portion of Capital to be funded at the Eurodollar Rate during such Settlement Period would be offered by major banks in the London interbank market to such Funding Agent at its request at or about 11:00 a.m. (London time) on the second Business Day before the commencement of such Settlement Period.

     "Liquidity Agreement" means, with respect to each CP Conduit Purchaser, an
      -------------------
agreement pursuant to which certain Liquidity Banks agree to provide liquidity support to such CP Conduit Purchaser in connection with the Notes issued to fund or maintain its Net Investment hereunder, as the same may be amended, supplemented or otherwise modified from time to time.

     "Liquidity Bank" has the meaning set forth in Section 5.3(b) of the
      --------------                               --------------
Agreement.

     "Lock-Box Account" means an account maintained at a bank or other financial
      ----------------
institution for the purpose of receiving Collections.

     "Lock-Box Bank" means any of the banks or other financial institutions
      -------------
holding one or more Lock-Box Accounts.

     "Lock-Box Letter" means a letter, in form and substance reasonably
      ---------------
acceptable to the Funding Agents, which provides the relevant Lock-Box Bank with notice of the Purchasers' interest in the amounts on deposit in the related Lock-Box Account and acknowledges control of such account by the Collateral Agent.

     "Loss Reserve" means, on any date, an amount equal to (a) the Capital at
      ------------
the close of business of the Servicer on such date multiplied by (b)(i) the Loss Reserve Percentage on such date divided by (ii) 1 minus the Loss Reserve Percentage on such date.

     "Loss Reserve Percentage" means, on any date, the greater of: (a) the sum
      -----------------------
of 12% and the Joint Venture Obligor Percentage at such time, and (b) (i) the product of (x) the Reserve Adjustment Factor times the highest average of the Default Ratios for any three consecutive calendar months during the twelve most recent calendar months multiplied by (y) the aggregate amount of Receivables generated by the Originators during (A) if, pursuant to Section 2(j) of Exhibit
                                                        ------------    -------
IV to the Agreement, the Servicer is only required to provide a Monthly Report,
--
the four most recent calendar months, (B) if, pursuant to Section 2(j) of
                                                          ------------
Exhibit IV to the Agreement, the Servicer is required to provide a Weekly
----------
Report, the sum of the three most recent calendar months, plus 0.25, times the fourth most recent calendar month and (C) if, pursuant to Section 2(j) of
                                                          ------------
Exhibit IV to the Agreement, the Servicer is required to provide a Daily Report,
----------
the three most recent calendar months, multiplied by (z) the Payment Terms Factor at such time divided by (ii) the Net Receivables Pool Balance on such date.

     "Material Adverse Effect" means, relative to any Person with respect to any
      -----------------------
event or circumstance, a material adverse effect on:

          (a) the ability of any such Person to perform its obligations under the Agreement or any other Transaction Document to which it is a party,

          (b) the validity or enforceability of any other Transaction Document, or the validity, enforceability or collectability of a material portion of the Pool Receivables, or

          (c) the status, perfection, enforceability or priority of the Collateral Agent's or the Seller's interest in the Pool Assets.

     "Monthly Report" means a report, in substantially the form of Annex B to
      --------------
the Agreement, furnished to each Funding Agent pursuant to the Agreement.

     "Moody's" means Moody's Investors Service, Inc.
      -------

     "Net Investment" means, for each Purchaser, the amount paid to the Seller
      --------------
in respect of the Purchased Interest by such Purchaser pursuant to the Agreement, or such amount divided or combined in order to determine the Discount applicable to any Portion of Capital, in each case reduced from time to time by Collections distributed and applied on account of such Net Investment pursuant to Section 1.4, 1.5 or 1.6 of the Agreement; provided, that if such Net
   -----------  ---    ---                   --------
Investment shall have been reduced by any distribution, and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Net Investment shall be increased by the amount of such rescinded or returned distribution as though it had not been made.

     "Net Receivables Pool Balance" means, at any time: (a) the Outstanding
      ----------------------------
Balance of Eligible Receivables then in the Receivables Pool, minus (b) the Excess Concentration.

     "Notes" means short-term promissory notes issued, or to be issued, by any
      -----
CP Conduit Purchaser to fund its investments in accounts receivable or other financial assets.

     "Obligor" means, with respect to any Receivable, the Person obligated to
      -------
make payments pursuant to the Contract relating to such Receivable.

     "Originators" has the meaning set forth in the Purchase and Sale Agreement.
      -----------

     "Outstanding Balance" of any Receivable at any time means the then
      -------------------
outstanding principal balance thereof.

     "Payment Terms Factor" means, at any time (as calculated by the Servicer on
      --------------------
the last day of each calendar quarter) (a) the sum of (i) the weighted average payment terms (stated as the number of days from the respective original invoice dates therefor, for which payment, (as established by the terms of the relevant Contracts) of the outstanding Receivables at the time of such calculation, must be made), plus (ii) 60, divided by (b) 90; it being understood that for all purposes of the Agreement (including the calculation of the Loss Reserve Percentage) the "Payment Terms Factor" shall in no event be less than 1.0. The Payment Terms Factor shall remain constant from each quarterly date on which such factor is calculated until the next such quarterly calculation date.

     "Permitted Investments" shall mean:
      ---------------------

     (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

     (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's and Moody's; and

     (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, BNS or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $250,000,000.

     "Person" means an individual, partnership, corporation (including a
      ------
business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

     "Pool Assets" has the meaning set forth in Section 1.2(d) of the Agreement.
      -----------                               --------------

     "Pool Receivable" means a Receivable in the Receivables Pool.
      ---------------

     "Portion of Capital" means, with respect to any Purchaser, any separate
      ------------------
portion of such Purchaser's Net Investment being funded or maintained by such Purchaser (or its successors or permitted assigns) by reference to a particular interest rate basis.

     "Program Support Agreement" means and includes, with respect to any
      -------------------------
Purchaser, each Liquidity Agreement and any other agreement entered into by any Program Support Provider providing for: (a) the issuance of one or more letters of credit for the account of such Purchaser, (b) the issuance of one or more surety bonds for which such Purchaser is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, (c) the sale by such Purchaser to any Program Support Provider of the Purchased Interest (or portions thereof) and/or (d) the making of loans and/or other extensions of credit to such Purchaser in connection with such Purchaser's receivables-securitization program contemplated in the Agreement, together with any letter of credit, surety bond or other instrument issued thereunder (but excluding any discretionary advance facility provided by the applicable Funding Agent).

     "Program Support Provider" means and includes any Liquidity Bank and any
      ------------------------
other Person (other than any customer of the applicable CP Conduit Purchaser) now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, the Issuer pursuant to any Program Support Agreement.

     "Purchase and Sale Agreement" means, that certain Purchase and Sale
      ---------------------------
Agreement dated as of November 28, 2001, among the Seller, USS, as initial Servicer and each of the Originators from time to time party hereto, as such agreement may be amended, supplemented or otherwise modified from time to time.

     "Purchased Interest" means, at any time, the undivided percentage ownership
      ------------------
interest of the Purchasers in: (a) each and every Pool Receivable now existing or hereafter arising, (b) all Related Security with respect to such Pool Receivables and (c) all

Collections with respect to, and other proceeds of, such Pool Receivables and Related Security. Such undivided percentage interest shall be computed as:

                            Capital + Total Reserves
                          ----------------------------
                          Net Receivables Pool Balance

The Purchased Interest shall be determined from time to time pursuant to Section
                                                                         -------
1.3 of the Agreement.
---
     "Purchaser" means, whether singly or in the aggregate, the CP Conduit
      ---------
Purchasers and the Committed Purchasers.

     "Rating Agency Condition" means, with respect to any event or occurrence,
      -----------------------
receipt by the applicable CP Conduit Purchaser (if required by the documents governing its commercial paper program) of written confirmation from Standard & Poor's and Moody's that such event or occurrence shall not cause the rating on the then outstanding Notes to be downgraded or withdrawn.

     "Receivable" means any indebtedness and other obligations owed to the
      ----------
Seller or any Originator by, or any right of the Seller or any Originator to payment from or on behalf of, an Obligor (other than an Excluded Obligor) whether constituting an account, chattel paper, instrument or general intangible arising in connection with the sale of goods or the rendering of services by any Originator or the Seller and includes the obligation to pay any finance charges, fees and other charges with respect thereto; provided, however, that the term
                                             --------  -------
"Receivable" shall not include any such indebtedness or right to payment arising in connection with the sale of goods by the Seller or any such Originator that are shipped by or on behalf of such Originator to or at the direction of the related Obligor to an ultimate destination that is not a State within the United States. Indebtedness and other obligations arising from any one transaction, including indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.

     "Receivables Pool" means, at any time, all of the then outstanding
      ----------------
Receivables purchased by the Seller or contributed to the Seller pursuant to the Purchase and Sale Agreement.

     "Related Security" means, with respect to any Receivable:
      ----------------

          (a) all of the Seller's and the applicable Originator's interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), relating to any sale giving rise to such Receivable,

          (b) all instruments and chattel paper that may evidence such Receivable,

          (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto,

          (d) all of the Seller's and the applicable Originator's rights, interests and claims under the Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, and

          (e) all of the Seller's rights, interests and claims under the Purchase and Sale Agreement.

     "Reserve Adjustment Factor" means (i) if the long-term senior unsecured and
      -------------------------
uncredit-enhanced debt rating of USS is equal to at least BB- by Standard & Poor's and Ba3 by Moody's, 2 and (ii) if the long-term senior unsecured and uncredit-enhanced debt rating of USS is lower than BB- by Standard & Poor's or Ba3 by Moody's, 2.5.

     "Seller" has the meaning set forth in the preamble to the Agreement.
      ------

     "Servicer" has the meaning set forth in the preamble to the Agreement.
      --------

     "Servicing Fee" shall mean the fee referred to in Section 4.6 of the
      -------------                                    -----------
Agreement.

     "Servicing Fee Amount" at any time means the sum of (a) the then accrued
      --------------------
and unpaid Servicing Fee plus (b) the product of (i) the Outstanding Balance of Pool Receivables at such time, times
                               -----

(ii) the product of (x) the Servicing Fee Rate multiplied by (y) a fraction, the numerator of which is 1.5 times the Days' Sales Outstanding (calculated on the last day of the most recent preceding calendar month) and the denominator of which is 360.

     "Servicing Fee Rate" shall mean the per annum rate payable pursuant to
      ------------------
Section 4.6 to any Servicer that becomes a successor Servicer hereunder.
-----------

     "Settlement Date" means (a) prior to the Facility Termination Date, the
      ---------------
last day of each calendar month (or if such day is not a Business Day, then the next following Business Day) and (b) on and after the Facility Termination Date, each day selected from time to time by the Funding Agents (it being understood that the Funding Agents may select such Settlement Date to occur as frequently as daily), or, in the absence of any such selection, the day which would be the Settlement Date pursuant to clause (a) of this definition.
                            ----------

     "Settlement Period" for each Portion of Capital means: (a) before the
      -----------------
Facility Termination Date: (i) initially the period commencing on (and including) the date of a purchase pursuant to Section 1.2 of the Agreement and
                                              -----------
ending on (but not including) the next Settlement Date, and (ii) thereafter, each period commencing on such Settlement Date and ending on (but not including) the next Settlement Date, and (b) on and after the Facility Termination Date, such period (including a period of one day) as shall be selected from time to time by the Funding Agents or, in the absence of any such selection, each period of 30 days from the last day of the preceding Settlement Period.

     "Special Obligor" means an Obligor, so designated in writing by the Funding
      ---------------
Agents and set forth on Schedule IV to the Agreement, and with respect to which
                        -----------
each of Moody's and Standard & Poor's shall have provided a notice in writing to each Funding Agent (if required by the documents governing the commercial paper program of such Funding Agent's related CP Conduit Purchaser) to the effect that the inclusion of such Obligor as a Special Obligor with the proposed Concentration Percentage will not result in the downgrading or withdrawal of such rating agencies' current rating of such related CP Conduit Purchaser's Notes; it being understood that (i) if the short-term debt rating any such Special Obligor by either Moody's or Standard & Poor's shall cease to be at least equal to the rating assigned by such rating agency to such related CP Conduit Purchaser's Notes, such Obligor shall cease to be a Special Obligor under the Agreement, (ii) the Seller may request from time to time that the Funding Agents designate additional

Obligors as Special Obligors and (iii) if, at any time, the long-term debt rating of General Motors Corporation falls below BBB+ by Standard & Poor's or A3 by Moody's, General Motors Corporation shall cease to be a Special Obligor under the Agreement.

     "Spike Factor" means on any date, the product of (i) the positive
      ------------
difference, if any, between: (a) the highest Dilution Ratio for any calendar month during the twelve most recent calendar months and (b) the arithmetic average of the Dilution Ratios for such twelve months, times (ii) (a) the
                                                       -----
highest Dilution Ratio for any calendar month during the twelve most recent calendar months, divided by (b) the arithmetic average of the Dilution Ratios
                 ------- --
for such twelve months.

     "Standard & Poor's" means Standard & Poor's, a division of The McGraw-Hill
      -----------------
Companies, Inc.

     "Subsidiary" means, as to any Person, a corporation, partnership, limited
      ----------
liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers of such entity are at the time owned, or management of which is otherwise controlled: (a) by such Person, (b) by one or more Subsidiaries of such Person or (c) by such Person and one or more Subsidiaries of such Person.

     "Termination Day" means: (a) each day on which the conditions set forth in
      ---------------
Section 2 of Exhibit II to the Agreement are not satisfied or (b) each day that
             ----------
occurs on or after the Facility Termination Date.

     "Termination Event" has the meaning specified in Exhibit V to the
      -----------------                               ---------
Agreement.

     "Termination Fee" means, for any Settlement Period during which a
      ---------------
Termination Day occurs, the amount, if any, by which: (a) the additional Discount (calculated without taking into account any Termination Fee or any shortened duration of such Settlement Period pursuant to the definition thereof) that would have accrued during such Settlement Period on the reductions of the Net Investment of any Purchaser relating to such Settlement Period had such reductions not been made, exceeds (b) the income, if any, received by the applicable Purchaser from investing the proceeds of such reductions of Capital, as determined by the applicable Funding

Agent, which determination shall be binding and conclusive for all purposes, absent manifest error.

     "Total Reserve Factor" means (i) if the long-term senior unsecured and
      --------------------
uncredit-enhanced debt rating of USS is equal to at least B+ by Standard & Poor's and B1 by Moody's, 1, (ii) if the long-term senior unsecured and
       ---
uncredit-enhanced debt rating of USS is lower than B+ (but not lower than B) by Standard & Poor's or B1 (but not lower than B2) by Moody's, 1.5, and (ii) if the
                  --
long-term senior unsecured and uncredit-enhanced debt rating of USS is lower than B by Standard & Poor's or B2 by Moody's, 2.
                            --

     "Total Reserves" means, at any time, an amount equal to the product of (a)
      --------------
the Total Reserve Factor at such time, times (b) the sum of (i) the Yield
                                       -----
Reserve, plus (ii) the Servicing Fee Amount, plus (iii) the greater of (x) the sum of the Loss Reserve plus Dilution Reserve and (y) the Concentration Reserve.

     "Transaction Documents" means the Agreement, the Lock-Box Letter(s), the
      ---------------------
Concentration Account Agreement and the Collection Account Agreement, each Fee Letter, the Purchase and Sale Agreement, any applicable Company Notes and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with the Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Agreement.

     "Transfer" means any Incremental Transfer or reinvestment under the terms
      --------
of the Agreement.

     "Transfer Price" the amount requested from the Purchasers by the Seller in
      --------------
connection with any Incremental Transfer.

     "Transfer Supplement" has the meaning set forth in Section 6.3(d) of the
      -------------------                               --------------
Agreement.

     "UCC" means the Uniform Commercial Code as from time to time in effect in
      ---
the applicable jurisdiction.

     "Unmatured Termination Event" means an event that, with the giving of
      ---------------------------
notice or lapse of time, or both, would constitute a Termination Event.

     "USS Credit Agreement" means that certain Credit Agreement (as amended
      --------------------
through the date hereof and as amended, supplemented or otherwise modified from time to time), among USS, as borrower

JPMorgan Chase Bank, as administrative agent and collateral agent and the various other agents and the lenders (including certain of the Purchasers and/or their Affiliates) from time to time party thereto.

     "USS Security Agreement" means the Security Agreement (as amended through
      ----------------------
the date hereof and as amended, supplemented or otherwise modified from time to time), between USS and JPMorgan Chase Bank, as collateral agent, executed in connection with the USS Credit Agreement.

     "USX Corporation" means USX Corporation, a Delaware corporation.
      ---------------

     "Weekly Report" has the meaning set forth in Section 2(j)(vii) of Exhibit
      -------------                                                    -------
IV to the Agreement.
--

     "Yield Reserve" means, at any time:
      -------------

                  ( BR x 1.5 (DSO) x Capital)
                    --   ---
                   360

     where:

          BR   =  the Base Rate in effect at such time, and

          DSO  =  Days' Sales Outstanding.

     Other Terms. All accounting terms not specifically defined herein shall be
     -----------
construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. Unless the context otherwise requires, "or" means "and/or," and "including" (and with correlative meaning "include" and "includes") means including without limiting the generality of any description preceding such term.

                                   EXHIBIT II
                            CONDITIONS OF PURCHASES

     1. Conditions Precedent to Initial Purchase. The Initial Purchase under
        ----------------------------------------
this Agreement is subject to the following conditions precedent that the Funding Agents shall have received on or before the date of such purchase, each in form and substance (including the date thereof) satisfactory to the Funding Agents:

     (a) A counterpart of the Agreement, the other Transaction Documents and the Intercreditor Agreement duly executed by the parties thereto.

     (b) Certified copies of: (i) the resolutions of the Board of Directors of each of the Seller and Servicer authorizing the execution, delivery and performance by it, of the Agreement and the other Transaction Documents to which it is a party; (ii) all documents evidencing other necessary action and governmental approvals, if any, with respect to the Agreement and the other Transaction Documents and (iii) the organizational documents of such Person.

     (c) A certificate of the Secretary or Assistant Secretary of each of the Seller and Servicer certifying the names and true signatures of its officers who are authorized to sign the Agreement and the other Transaction Documents. Until the Funding Agents receive a subsequent incumbency certificate from such Person, the Funding Agents shall be entitled to rely on the last such certificate delivered.

     (d) Copies of proper financing statements, duly filed on or before the date of such initial purchase under the UCC of all jurisdictions that either Funding Agent may deem necessary or desirable in order to perfect the interests of the Collateral Agent contemplated by the Agreement.

     (e) Copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by the Seller or any Originator.

     (f) Completed UCC search reports, dated on or shortly before the date of the initial purchase hereunder, listing the financing statements filed in all applicable jurisdictions referred to in subsection (e) above that name the
                                        --------------
Seller or any Originator as debtor, together with copies of such other financing statements, and similar search reports with respect to judgment liens, federal tax liens and liens of the Pension Benefit Guaranty Corporation in such jurisdictions, as any Funding Agent may reasonably request, showing no Adverse Claims on any Pool Assets (other than Adverse Claims created and existing, until the sale or contribution of Receivables and Related Rights to the Seller in accordance with the Purchase and Sale Agreement, pursuant to the USS Security Agreement).

     (g) copies of the executed (i) Lock-Box Letter(s), (ii) the Concentration Account Agreement with the Concentration Account Bank and (iii) Collection Account Agreement with the Collection Account Bank.

     (h) Opinions, in form and substance reasonably satisfactory to the Funding Agents, of (i) Skadden, Arps, Slate, Meagher & Flom LLP, as counsel to the Seller, the Servicer and the Originators with respect to various UCC, enforceability and bankruptcy matters, (ii)in-house counsel to the Seller, the Servicer and the Originators as to various company matters with respect to each such Person and (iii) Berry & Associates, as special counsel to the Seller, the Servicer and the Originators with respect to various UCC perfection matters under Pennsylvania law.

     (i) Satisfactory results of a review and audit (performed by representatives of the Funding Agents) of the Servicer's collection, operating and reporting systems, the Credit and Collection Policy of the Servicer, historical receivables data and accounts, including satisfactory results of a review of the Servicer's operating location(s) and satisfactory review and approval of the Eligible Receivables in existence on the date of the initial purchase under the Agreement.

     (j) A pro forma Monthly Report representing the performance of the Receivables Pool for the calendar month before closing.

     (k) Evidence of payment by the Seller of all accrued and unpaid fees (including those contemplated by each Fee Letter), costs and expenses to the extent then due and payable on the date thereof, including any such costs, fees and expenses arising under or referenced in Section 6.4 of the Agreement and
                                            -----------
each Fee Letter.

     (l) Each Fee Letter duly executed by the Seller and Servicer.

     (m) Good standing certificates with respect to the Seller, the Servicer and the Originators issued by the Secretary of State (or similar official) of the state of each such Person's organization and principle place of business.

     (n) To the extent required by each CP Conduit Purchaser's commercial paper program, letters from each of the rating agencies then rating the Notes of such CP Conduit Purchaser confirming the rating of its Notes after giving effect to the transaction contemplated by the Agreement.

     (o) A file (computer generated or otherwise) containing all information with respect to the Receivables as the Funding Agents may reasonably request.

     2. Conditions Precedent to All Purchases and Reinvestments. Each purchase
        -------------------------------------------------------
(except as to clause (a), including the initial purchase) and each reinvestment
              ----------
shall be subject to the further conditions precedent that:

     (a) in the case of each purchase, the Servicer shall have delivered to the Funding Agents on or before such purchase, in form and substance satisfactory to the Funding Agents, a completed pro forma Monthly Report (and/or a pro forma Weekly Report or Daily Report, if applicable) to reflect the level of Capital and related reserves after such subsequent purchase; and

     (b) on the date of such purchase or reinvestment the following statements shall be true (and acceptance of the proceeds of such purchase or reinvestment shall be deemed a representation and warranty by the Seller that such statements are then true):

          (i) the representations and warranties contained in Exhibit III to the
                                                              -----------
     Agreement are true and correct in all material respects on and as of the date of such purchase or reinvestment as though made on and as of such date; and

          (ii) no event has occurred and is continuing, or would result from such purchase or reinvestment, that constitutes a Termination Event or an Unmatured Termination Event.

                                   EXHIBIT III
                         REPRESENTATIONS AND WARRANTIES

     1. Representations and Warranties of the Seller. The Seller represents and
        --------------------------------------------
warrants as follows:

     (a) Company Existence and Power. The Seller is a limited liability company
         ---------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as currently conducted in each applicable jurisdiction.

     (b) Company and Governmental Authorization: Contravention. The execution,
         -----------------------------------------------------
delivery and performance by the Seller of the Agreement and the other Transaction Documents to which it is a party (i) are within the Seller's company powers, (ii) have been duly authorized by all necessary action, (iii) require no action or authorization by or in respect of, or filing with, any governmental body, agency or official (other than the Uniform Commercial Code filings referred to in Exhibit II to the Agreement, all of which have been filed on or
               ----------
before the first purchase hereunder) and (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the restated certificate of incorporation or by-laws of the Seller or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Seller or result in the creation or imposition of any Adverse Claim on any asset of the Seller or any of its Subsidiaries. The Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by the Seller.

     (c) Enforceability. This Agreement and the other Transaction Documents to
         --------------
which it is a party are legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the extent that general equitable principles may limit the right to obtain the remedy of specific performance of the obligations hereunder and thereunder.

     (d) Litigation. Except as set forth in USX Corporation's most recently
         ----------
distributed Form 10-K or 10-Q, there is no action, suit, arbitration or other proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body,

                                      III-1
arbitrator or arbitrate body pending against the Seller or of which the Seller has otherwise received official notice or which to the knowledge of the Seller is threatened against the Seller, wherein there is a reasonable possibility of an unfavorable decision, ruling or finding that would reasonably be expected to have a Material Adverse Effect, and since the dates of the respective descriptions of proceedings contained in the reports identified above, there has been no change in the status of such proceedings that would reasonably be expected to have a Material Adverse Effect.

     (e) No proceeds of any purchase or reinvestment will be used by the Seller to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     (f) The Seller is the legal and beneficial owner of the Pool Receivables and Related Security, free and clear of any Adverse Claim, other than Adverse Claims created and existing, until the sale or contribution of Receivables and Related Rights to the Seller in accordance with the Purchase and Sale Agreement, pursuant to the USS Security Agreement. Upon each purchase or reinvestment, the Collateral Agent (for the benefit of the Purchasers) shall acquire a valid and enforceable perfected undivided percentage ownership or security interest, to the extent of the Purchased Interest, in each Pool Receivable then existing or thereafter arising and in the Related Security, Collections and other proceeds with respect thereto, free and clear of any Adverse Claim. The Agreement creates a security interest in favor of the Collateral Agent (for the benefit of the Purchasers) in the Pool Assets, and the Collateral Agent (for the benefit of the Purchasers) has a first priority perfected security interest in the Pool Assets, free and clear of any Adverse Claims. No effective financing statement or other instrument similar in effect covering any Pool Asset is on file in any recording office, except (x) those filed in favor of the Collateral Agent (for the benefit of the Purchasers) relating to the Agreement and (y) those financing statements filed pursuant to the USS Security Agreement, covering the Pool Assets prior to the time of the sale or contribution thereof to the Seller pursuant to the Purchase and Sale Agreement.

     (g) Each Monthly Report (and/or Weekly Report or Daily Report, as applicable) (if prepared by the Seller or one of its Affiliates, or to the extent that information contained therein is supplied by the Seller or an Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by or on behalf of the Seller to the Funding

                                      III-2

Agents or any Purchaser in connection with the Agreement or any other Transaction Document to which it is a party is or will be complete and accurate in all material respects as of its date or as of the date so furnished.

     (h) The Seller's location (as such term is used in the UCC) and the office where it keeps its records concerning the Receivables are located at the address referred to in Section 1(b) of Exhibit IV to the Agreement.
                               ----------

     (i) The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks, are specified in Schedule II to the Agreement (or at such other Lock-Box Banks and/or with
   -----------
such other Lock-Box Accounts as have been notified to the Funding Agents in accordance with the Agreement) and all Lock-Box Banks have received a Lock-Box Letter.

     (j) No proceeds of any purchase or reinvestment will be used for any purpose that violates any applicable law, rule or regulation, including Regulations T, U or X of the Federal Reserve Board.

     (k) Each Pool Receivable included as an Eligible Receivable in the calculation of the Net Receivables Pool Balance is an Eligible Receivable.

     (l) No event has occurred and is continuing, or would result from a purchase in respect of, or reinvestment in respect of, the Purchased Interest or from the application of the proceeds therefrom, that constitutes a Termination Event or an Unmatured Termination Event.

     (m) The Seller has complied in all material respects with the Credit and Collection Policy of each Originator with regard to each Receivable originated by such Originator.

     (n) The Seller has complied in all material respects with all of the terms, covenants and agreements contained in the Agreement and the other Transaction Documents that are applicable to it.

     (o) The Seller's complete company name is set forth in the preamble to the Agreement, and it does not use and has not during the last five years used any other company name, trade name, doing business name or fictitious name, except as set forth on Schedule III to the Agreement and except for names first used
             ------------
after the date of the Agreement and set forth in a notice delivered to the Funding

                                      III-3

Agents pursuant to Section 1(k)(iii) of Exhibit IV to the Agreement.
                                        ----------

     (p) The Seller is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. In addition, the Seller is not a "holding company," a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (q) Each Pool Receivable of an Obligor, that is not a resident of the United States, is not (and shall not at any time be) subject to any currency controls imposed by any Governmental Authority under the laws of which such Obligor is organized or a political subdivision thereof, which currency controls restrict the ability of such Obligor to pay its obligations in connection with such Pool Receivable.

     2. Representations and Warranties of the Servicer. The Servicer represents
        ----------------------------------------------
and warrants as follows:

     (a) Company Existence and Power. The Servicer is a limited liability
         ---------------------------
company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as currently conducted in each applicable jurisdiction, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

     (b) Company and Governmental Authorization: Contravention. The execution,
         -----------------------------------------------------
delivery and performance by the Servicer of this Agreement and the other Transaction Documents to which it is a party (i) are within the Servicer's company powers, (ii) have been duly authorized by all necessary action, (iii) require no action or authorization by or in respect of, or filing with, any governmental body, agency or official and (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the restated certificate of incorporation or by-laws of the Servicer or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Servicer or result in the creation or imposition of any Adverse Claim on any asset of the Servicer or any of its Subsidiaries. The Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by the Servicer.

                                      III-4

     (c) Enforceability. This Agreement and the other Transaction Documents to
         --------------
which it is a party are legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the extent that general equitable principles may limit the right to obtain the remedy of specific performance of the obligations hereunder and thereunder.

     (d) Financial Information.
         ---------------------

          (i) The consolidated balance sheet of USX Corporation and its Subsidiaries as of December 31, 2000 and the related consolidated statements of changes in financial position, income and cash flows for the fiscal year then ended, reported on by PricewaterhouseCoopers and included in USX Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 (the "2000 Form 10-K"), as filed with the Securities and Exchange
                    --------------
     Commission, copies of which have been delivered to the Funding Agents, fairly present, in conformity with GAAP, the consolidated financial position of the Servicer and its Subsidiaries as of such date and its consolidated results of operations and changes in financial position for such fiscal year.

          (ii) The unaudited consolidated balance sheet of USX Corporation and its Subsidiaries as of June 30, 2001 and the related unaudited consolidated statements of changes in financial position, income and cash flows for the three months then ended, set forth in USX Corporation's quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2001 (the "Second Quarter
                                                                --------------
     2001 10-Q"), as filed with the Securities and Exchange Commission, copies
     ---------
     of which have been delivered to the Funding Agents, fairly present, in conformity with GAAP, the consolidated financial position of USX Corporation and its Subsidiaries as of such date and its consolidated results of operations and changes in financial position for such three month period (subject to normal year-end adjustments).

          (iii) Since December 31, 2000, there has been no change in the consolidated financial position or operations of the Servicer and its Subsidiaries, considered as a whole, which would reasonably be expected to have a Material Adverse Effect.

                                      III-5

     (e) Litigation. Except as set forth in USX Corporation's most recently
         ----------
distributed Form 10-K or 10-Q, there is no action, suit, arbitration or other proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, arbitrator or arbitrate body pending against the Servicer or of which the Servicer has otherwise received official notice or which to the knowledge of the Servicer is threatened against the Servicer, wherein there is a reasonable possibility of an unfavorable decision, ruling or finding that would reasonably be expected to have a Material Adverse Effect, and since the dates of the respective descriptions of proceedings contained in the reports identified above, there has been no change in the status of such proceedings that would reasonably be expected to have a Material Adverse Effect.

     (f) Each Monthly Report (and/or Weekly Report or Daily Report, as applicable)(if prepared by the Servicer or one of its Affiliates, or to the extent that information contained therein is supplied by the Servicer or an Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by or on behalf of the Servicer to the Funding Agents or any Purchaser in connection with the Agreement or any other Transaction Document to which it is a party is or will be complete and accurate in all material respects as of its date or as of the date so furnished.

     (g) Each Pool Receivable included as an Eligible Receivable in the calculation of the Net Receivables Pool Balance is an Eligible Receivable.

     (h) No event has occurred and is continuing, or would result from a purchase in respect of, or reinvestment in respect of, the Purchased Interest or from the application of the proceeds therefrom, that constitutes a Termination Event or an Unmatured Termination Event.

     (i) The Servicer has complied in all material respects with the Credit and Collection Policy of each Originator with regard to each Receivable originated by such Originator.

     (j) The Servicer has complied in all material respects with all of the terms, covenants and agreements contained in the Agreement and the other Transaction Documents that are applicable to it.

     (k) The Servicer is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the

                                      III-6

Investment Company Act of 1940, as amended. In addition, the Servicer is not a "holding company," a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                                      III-7

                              EXHIBIT IV COVENANTS

     1. Covenants of the Seller. Until the latest of the Facility Termination
        -----------------------
Date, the date on which no Capital or Net Investment of or Discount in respect of the Purchased Interest shall be outstanding or the date all other amounts owed by the Seller under the Agreement to the Collateral Agent, the Funding Agents, the Purchasers and any other Indemnified Party or Affected Person shall be paid in full:

     (a) Compliance with Laws, Etc. The Seller shall comply in all material
         -------------------------
respects with all applicable laws, rules, regulations and orders, and preserve and maintain its existence, rights, franchises, qualifications and privileges, except to the extent that the failure to do so would not be reasonably expected to have a Material Adverse Effect.

     (b) Offices, Records and Books of Account, Etc. The Seller: (i) shall keep
         ------------------------------------------
its location (as such terms or similar terms are used in the UCC) and the office where it keeps its records concerning the Receivables at the address of the Seller set forth under its name on the signature page to the Agreement or, upon thirty days prior written notice to the Funding Agents, at any other locations in jurisdictions where all actions reasonably requested by the Funding Agents to protect and perfect the interest of the Collateral Agent in the Receivables and related items (including the Pool Assets) have been taken and completed and (ii) shall provide the Funding Agents with at least 30 days' written notice before making any change in the Seller's name or making any other change in the Seller's identity or organizational status that could render any UCC financing statement filed in connection with the Agreement "seriously misleading" as such term (or similar term) is used in the UCC; each notice to the Funding Agents pursuant to this sentence shall set forth the applicable change and the effective date thereof. The Seller will also maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable).

     (c) Performance and Compliance with Contracts and Credit and Collection
         -------------------------------------------------------------------
Policy. The Seller shall comply in all material respects with the applicable
------
Credit and Collection Policies with regard to each Receivable and the related Contract.

     (d) Ownership Interest, Etc. The Seller shall, at its expense, take all
         -----------------------
action necessary or desirable to establish and maintain a valid and enforceable undivided percentage ownership or security interest, to the extent of the Purchased Interest, in the Pool Receivables, the Related Security and Collections with respect thereto, and a first priority perfected security interest in the Pool Assets, in each case free and clear of any Adverse Claim, in favor of the Collateral Agent (for the benefit of the Purchasers), including taking such action to perfect, protect or more fully evidence the interest of the Collateral Agent (for the benefit of the Purchasers) as either Funding Agent may reasonably request.

     (e) Sales, Liens, Etc. The Seller shall not sell, assign (by operation of
         -----------------
law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any or all of its right, title or interest in, to or under any Pool Assets (including the Seller's undivided interest in any Receivable, Related Security or Collections, or upon or with respect to any account to which any Collections of any Receivables are sent), or assign any right to receive income in respect of any items contemplated by this paragraph.

     (f) Extension or Amendment of Receivables. Except as provided in the
         -------------------------------------
Agreement, the Seller shall not extend the maturity or adjust the Outstanding Balance or otherwise modify the terms of any Pool Receivable, or amend, modify or waive any term or condition of any related Contract.

     (g) Change in Credit and Collection Policy. The Seller shall not make any
         --------------------------------------
material change in the character of its business or in the Credit and Collection Policy, or any change in the Credit and Collection Policy that would materially and adversely affect the collectability of the Receivables Pool or the enforceability of any related Contract or the ability of the Seller to perform its obligations under any related Contract or under the Agreement.

     (h) Audits. The Seller shall from time to time during regular business
         ------
hours but no more frequently than annually unless a Termination Event or Unmatured Termination Event has occurred and is continuing, as reasonably requested in advance (unless a Termination Event or Unmatured Termination Event exists) by any Funding Agent permit such Funding Agent, or its agents or representatives: (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of the Seller relating to Receivables and the Related Security, including the related Contracts, and (ii) to visit the offices and properties of the Seller for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Receivables and the
   ----------
Related Security or the Seller's or performance under the Transaction Documents or under the Contracts with any of the officers, employees, agents or contractors of the Seller having knowledge of such matters.

     (i) Change in Lock-Box Banks, Lock-Box Accounts and Payment Instructions to
         -----------------------------------------------------------------------
Obligors. The Seller shall not add or terminate any bank as a Lock-Box Bank or
--------
any account as a Lock-Box Account from those listed in Schedule II to the
                                                       -----------
Agreement, or make any change in its instructions to Obligors regarding payments to be made to the Seller or any Lock-Box Account (or related post office box), unless the Funding Agents shall have consented thereto in writing and the Funding Agents shall have received copies of all agreements and documents (including Lock-Box Letters) that they may request in connection therewith.

     (j) Deposits to Lock-Box Accounts, the Concentration Account and the
         ----------------------------------------------------------------
Collection Account. The Seller (or the Servicer on its behalf) shall: (i)
------------------
instruct all Obligors to make payments of all Receivables to one or more Lock-Box Accounts or to post office boxes to which only Lock-Box Banks have access (and shall instruct the Lock-Box Banks to cause all items and amounts relating to such Receivables received in such post office boxes to be removed and deposited into a Lock-Box Account on a daily basis), and (ii) deposit, or cause to be deposited, any Collections received by it into the Concentration Account not later than one Business Day after receipt thereof. Each Lock-Box Account shall be subject to a Lock-Box Letter and each of the Concentration Account and the Collection Account shall at all times be subject to a Concentration Account Agreement and a Collection Account Agreement, respectively. The Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account, the Concentration Account or the Collection Account cash or cash proceeds other than Collections.

     (k) Reporting Requirements. The Seller shall provide the following to each
         ----------------------
Funding Agent:

          (i) as soon as available and in any event within 120 days after the end of each fiscal year of the Seller, (a) a copy of the annual report for such year for the Seller containing unaudited financial statements for such year certified as to accuracy by the chief financial officer or treasurer of the Seller; and (b) a letter from a financial officer, treasurer or accounting officer of the Seller certifying to the best knowledge of such officer, that neither a Termination Event nor an Unmatured Termination Event has occurred and is continuing at such time;

     (ii) as soon as possible and in any event within five Business Days after the Seller becomes aware of the occurrence of each Termination Event or Unmatured Termination Event, a statement of a financial officer of the Seller setting forth details of such Termination Event or Unmatured Termination Event and the action that the Seller has taken and proposes to take with respect thereto;

     (iii) at least thirty days before any change in the Seller's name or any other change requiring the amendment of UCC financing statements, a notice setting forth such changes and the effective date thereof;

     (iv) promptly after the filing or receiving thereof, copies of all reports and notices that the Seller or any Affiliate files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or that the Seller or any Affiliate receives from any of the foregoing or from any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Seller or any of its Affiliates is or was, within the preceding five years, a contributing employer, in each case in respect of the assessment of withdrawal liability or an event or condition that could, in the aggregate, result in the imposition of liability on the Seller and/or any such Affiliate;

     (v) promptly after the Seller obtains knowledge thereof, notice of any: (A) material litigation, investigation or proceeding that may exist at any time between the Seller and any Person or (B) material litigation or proceeding relating to any Transaction Document; and

     (vi) such other information respecting the Receivables or the condition or operations, financial or otherwise, of the Seller or any of its Affiliates as any Funding Agent may from time to time reasonably request.

     (l) Certain Agreements. Without the prior written consent of the Funding
         ------------------
Agents, the Seller will not (and will not permit any Originator to) amend, modify, waive, revoke or terminate any Transaction Document (including the Purchase and Sale Agreement) to which it is a party or any provision of Seller's certificate of incorporation or by-laws.

     (m) Reserved.
         --------

     (n) Other Business. The Seller will not: (i) engage in any business other
         --------------
than the transactions contemplated by the Transaction Documents; (ii) create, incur or permit to exist any indebtedness of any kind (or cause or permit to be issued for its account any letters of credit or bankers' acceptances) other than pursuant to the Agreement or any applicable Company Notes; or (iii) form any Subsidiary or make any investments in any other Person; provided, however, that
                                                        --------  -------
the Seller shall be permitted to incur minimal obligations to the extent necessary for the day-to-day operations of the Seller (such as expenses for stationery, audits, maintenance of legal status, etc.).

     (o) Use of Seller's Share of Collections. The Seller shall apply its share
         ------------------------------------
of Collections to make payments in the following order of priority: (i) the payment of its expenses (including all obligations payable to the Purchasers, the Funding Agents and the Collateral Agent under the Agreement and under the Fee Letters); (ii) the payment of accrued and unpaid interest on any applicable Company Notes; and (iii) other legal and valid purposes.

     (p) Tangible Net Worth. The Seller will not permit its tangible net worth,
         ------------------
at any time, to be less than $10,000,000.

     2. Covenants of the Servicer. Until the latest of the Facility Termination
        -------------------------
Date, the date on which no Capital or Net Investment of or Discount in respect of the Purchased Interest shall be outstanding or the date all other amounts owed by the Servicer under the Agreement to the Collateral Agent, the Funding Agents, the Purchasers and any other Indemnified Party or Affected Person shall be paid in full:

     (a) Compliance with Laws, Etc. The Servicer shall comply in all material
         -------------------------
respects with all applicable laws, rules, regulations and orders, and preserve and maintain its existence, rights, franchises, qualifications and privileges, except to the extent that the failure to do so would not be reasonably expected to have a Material Adverse Effect.

     (b) Offices, Records and Books of Account, Etc. The Servicer: (i) shall
         ------------------------------------------
keep the office where it keeps its records concerning the Receivables at the address of the Servicer set forth under its name on the signature page to the Agreement or, upon thirty days prior written notice to the Funding Agents, at any other locations in jurisdictions where all actions reasonably requested by the Funding Agents to protect and perfect the interest of the Collateral Agent in the Receivables and related items (including the Pool Assets) have been taken and completed and (ii) shall provide the Funding Agents with at least 30 days' written notice before making any change in the Servicer's name or making any other change in the Servicer's identity or organizational status; each notice to the Funding Agents pursuant to this sentence shall set forth the applicable change and the effective date thereof. The Servicer will also maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable).

     (c) Performance and Compliance with Contracts and Credit and Collection
         -------------------------------------------------------------------
Policy. The Servicer shall comply in all material respects with the applicable
------
Credit and Collection Policies with regard to each Receivable and the related Contract.

     (d) Ownership Interest, Etc. The Servicer shall, at its expense, take all
         -----------------------
action necessary or desirable to establish and maintain a valid and enforceable undivided percentage ownership or security interest, to the extent of the Purchased Interest, in the Pool Receivables, the Related Security and Collections with respect thereto, and a first priority perfected security interest in the Pool Assets, in each case free and clear of any Adverse Claim, in favor of the Collateral Agent for the benefit of the Purchasers, including taking such action to perfect, protect or more fully evidence the interest of the Collateral Agent for the benefit of the Purchasers as either Funding Agent, may reasonably request.

     (e) Extension or Amendment of Receivables. Except as provided in the
         -------------------------------------
Agreement, the Servicer shall not extend the maturity or adjust the Outstanding Balance or otherwise modify the terms of any Pool Receivable, or amend, modify or waive any term or condition of any related Contract.

     (f) Change in Credit and Collection Policy. The Servicer shall not make any
         --------------------------------------
material change in the character of its business or in the Credit and Collection Policy, or any change in the Credit and Collection Policy that would materially and adversely affect the collectability of the Receivables Pool or the enforceability of any related Contract or the ability of the Servicer to perform its obligations under any related Contract or under the Agreement.

     (g) Audits. The Servicer shall from time to time during regular business
         ------
hours but no more frequently than annually unless a Termination Event or Unmatured Termination Event has occurred and is continuing, as reasonably requested in advance (unless a Termination Event or Unmatured Termination Event exists) by the any Funding Agent permit such Funding Agent, or its agents or representatives: (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of the Servicer relating to Receivables and the Related Security, including the related Contracts, and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Receivables and the
   ----------
Related Security or the Servicer's or performance under the Transaction Documents or under the Contracts with any of the officers, employees, agents or contractors of the Servicer having knowledge of such matters.

     (h) Change in Lock-Box Banks, Lock-Box Accounts and Payment Instructions to
         -----------------------------------------------------------------------
Obligors. The Servicer shall not add or terminate any bank as a Lock-Box Bank or
--------
any account as a Lock-Box Account from those listed in Schedule II to the
                                                       -----------
Agreement, or make any change in its instructions to Obligors regarding payments to be made to the Servicer or any Lock-Box Account (or related post office box), unless the Funding Agents shall have consented thereto in writing and the Funding Agents shall have received copies of all agreements and documents (including Lock-Box Letters) that they may request in connection therewith.

     (i) Deposits to Lock-Box Accounts, the Concentration Account and the
         ----------------------------------------------------------------
Collection Account. The Servicer shall: (i) instruct all Obligors to make
------------------
payments of all Receivables to one or more Lock-Box Accounts or to post office boxes to which only Lock-Box Banks have access (and shall instruct the Lock-Box Banks to cause all items and amounts relating to such Receivables received in such post office boxes to be removed and deposited into a Lock-Box Account on a daily basis), and (ii) deposit, or cause to be deposited, any Collections received by it into the Concentration Account not later than one Business Day after receipt thereof. Each

Lock-Box Account shall be subject to a Lock-Box Letter and each of the Concentration Account and the Collection Account shall at all times be subject to a Concentration Account Agreement and a Collection Account Agreement, respectively. USS will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account, the Concentration Account or the Collection Account cash or cash proceeds other than Collections.

     (j) Reporting Requirements. The Servicer shall provide the following to
         ----------------------
each Funding Agent:

          (i) as soon as available and in any event within 120 days after the end of each fiscal year of the Servicer, (a) a consolidated balance sheet of USS and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and changes in financial position for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on and certified by PricewaterhouseCoopers or other independent public accountants of nationally recognized standing; and (b) a letter from a financial officer, treasurer or accounting officer of USS certifying to the best knowledge of such officer, that neither a Termination Event nor an Unmatured Termination Event has occurred and is continuing at such time;

          (ii) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of USS, a consolidated balance sheet of USS and its Subsidiaries as of the end of such quarter and the related consolidated statements of income and changes in financial position for such quarter and for the portion of USS's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of USS's previous fiscal year;

          (iii) as soon as available and in any event not later than 5 Business Days after the last day of each calendar month a Monthly Report as of the last day of such calendar month in the form attached hereto as Annex B-1 or, following the occurrence of a Termination Event, within five Business Days of a request by any Funding Agent, a Monthly Report for such periods as is specified by such Funding Agent (including on a semi-monthly, weekly or daily basis);

          (iv) as soon as possible and in any event within five Business Days after the Servicer becomes aware of the occurrence of each Termination Event or Unmatured Termination Event, a statement of a financial officer of the Servicer setting forth details of such Termination Event or Unmatured Termination Event and the action that the Servicer has taken and proposes to take with respect thereto;

          (v) at least thirty days before any change in Servicer's name, a notice setting forth such changes and the effective date thereof;

          (vi) as soon as available and in any event within 90 days after the end of each fiscal year of the Servicer, the Servicer shall, at the Servicer's expense, cause a firm of independent public accountants (who may be the independent public accountants who verify the Servicer's annual audited financial statements), reasonably acceptable to the Funding Agents, to furnish a report to the Funding Agents, to the effect that such firm has
     (i) compared the information (required to be entered by the Seller) in two randomly sampled Monthly Reports (as selected by the independent public accountants) delivered during such fiscal year then ended with the information contained in the Servicer's records and computer systems and
     (ii) conducted a "negative confirmation" of a sample of Receivables in one month during such fiscal year and verified that the Servicer's records and computer systems used in servicing the Receivables contained correct information with regard to due dates and outstanding invoice balances, except in each case for such exceptions as such firm shall believe to be immaterial (which exceptions need not be enumerated);

          (vii) if USS's senior unsecured debt rating is at BB+ or below by Standard & Poor's or at Ba1 or below by Moody's, a report (each, a "Weekly
                                                                         ------
     Report") in the form attached hereto as Annex B-2 on each Thursday (or if
     ------
     such day is not a Business Day the next succeeding Business Day) for each calendar week commencing on (and including) the immediately preceding Thursday and ending on (and including) the immediately preceding Wednesday;

          (viii) if USS's senior unsecured debt rating is downgraded to either B+ or below by Standard & Poor's or B1 or below by Moody's, a report (each, a "Daily Report") in the form attached hereto as Annex B-3 on each Business
        ------------
     Day during each calendar week, for the Business Day (or period) since the last such report; and

          (ix) such other information respecting the Receivables or the condition or operations, financial or otherwise, of the Servicer or any of its Affiliates as any Funding Agent may from time to time reasonably request.

     (k) Waivers and Amendments to USS Credit Agreement. For so long as USS is
         ----------------------------------------------
the Servicer, if each Funding Agent (as an agent or lender thereunder) agrees to any amendment, supplement or other modification or waiver of or to the USS Credit Agreement in order to cure a default or event of default under the USS Credit Agreement in consideration for any additional fees, charges or increased rates of interest thereunder, then the Servicer and the Seller each hereby agrees that comparable fees, charges and increased rates of interest shall be paid to the Purchasers and Funding Agents hereunder in connection with each Transfer or otherwise.

     3. Separate Existence. Each of the Seller and USS hereby acknowledges that
        ------------------
the Purchasers and the Funding Agents are entering into the transactions contemplated by the Agreement and the other Transaction Documents in reliance upon the Seller's identity as a legal entity separate from USS and its Affiliates. Therefore, from and after the date hereof, each of the Seller and USS shall take all steps specifically required by the Agreement or reasonably requested by any Funding Agent to continue the Seller's identity as a separate legal entity and to make it apparent to third persons that the Seller is an entity with assets and liabilities distinct from those of USS and any other Person, and is not a division of USS, its Affiliates or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, each of the Seller and USS shall take such actions as shall be required in order that:

     (a) The Seller will be a limited purpose limited liability company whose primary activities are restricted in its certificate of incorporation to: (i) purchasing or otherwise acquiring from the Originators, owning, holding, granting security interests or selling interests in Pool Assets, (ii) entering into agreements for the selling and servicing of the Receivables Pool, and (iii) conducting such other activities as it deems necessary or appropriate to carry out its primary activities;

     (b) The Seller shall not engage in any business or activity, or incur any indebtedness or liability, other than as expressly permitted by the Transaction Documents;

     (c) Not less than one member of the Seller's Board of Directors (the "Independent Director") shall be an individual who is not a direct, indirect or
 --------------------
beneficial stockholder, officer, director, employee, affiliate, associate or supplier of USS or any of its Affiliates. The certificate of incorporation of the Seller shall provide that: (i) the Seller's Board of Directors shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Seller unless the Independent Director shall approve the taking of such action in writing before the taking of such action, and (ii) such provision cannot be amended without the prior written consent of the Independent Director;

     (d) The Independent Director shall not at any time serve as a trustee in bankruptcy for the Seller, USS or any Affiliate thereof;

     (e) Any employee, consultant or agent of the Seller will be compensated from the Seller's funds for services provided to the Seller. The Seller will not engage any agents other than its attorneys, auditors and other professionals, and a servicer and any other agent contemplated by the Transaction Documents for the Receivables Pool, which servicer will be fully compensated for its services by payment of the Servicing Fee, and a manager, which manager will be fully compensated from the Seller's funds;

     (f) The Seller will contract with the Servicer to perform for the Seller all operations required on a daily basis to service the Receivables Pool. The Seller will pay the Servicer the Servicing Fee pursuant to the Agreement. The Seller will not incur any material indirect or overhead expenses for items shared with USS (or any other Affiliate thereof) that are not reflected in the Servicing Fee. To the extent, if any, that the Seller (or any Affiliate thereof) shares items of expenses not reflected in the Servicing Fee or the manager's fee, such as legal, auditing and other professional services, such expenses will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered; it being understood that USS shall pay all expenses relating to the preparation, negotiation, execution and delivery of the Transaction Documents, including legal, agency and other fees;

     (g) The Seller's operating expenses will not be paid by USS or any other Affiliate thereof;

     (h) All of the Seller's business correspondence and other communications shall be conducted in the Seller's own name and on its own separate stationery;

     (i) The Seller's books and records will be maintained separately from those of USS and any other Affiliate thereof;

     (j) All financial statements of USS or any Affiliate thereof that are consolidated to include Seller will contain detailed notes clearly stating that:
(i) a special purpose corporation exists as a Subsidiary of USS, and (ii) the Originators have sold receivables and other related assets to such special purpose Subsidiary that, in turn, has sold undivided interests therein to certain financial institutions and other entities;

     (k) The Seller's assets will be maintained in a manner that facilitates their identification and segregation from those of USS or any Affiliate thereof;

     (l) The Seller will observe all company formalities in its dealings with USS or any Affiliate thereof, and funds or other assets of the Seller will not be commingled with those of USS or any Affiliate thereof except as permitted by the Agreement in connection with servicing the Pool Receivables. The Seller shall not maintain joint bank accounts or other depository accounts to which USS or any Affiliate thereof (other than USS in its capacity as initial Servicer) has independent access. The Seller is not named, and has not entered into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy with respect to any loss relating to the property of USS or any Subsidiary or other Affiliate of USS. The Seller will pay to the appropriate Affiliate the marginal increase or, in the absence of such increase, the market amount of its portion of the premium payable with respect to any insurance policy that covers the Seller and such Affiliate;

     (m) The Seller will maintain arm's-length relationships with USS (and any Affiliate thereof). Any Person that renders or otherwise furnishes services to the Seller will be compensated by the Seller at market rates for such services it renders or otherwise furnishes to the Seller. Neither the Seller nor USS will be or will hold itself out to be responsible for the debts of the other or the decisions or actions respecting the daily business and affairs of the other. The Seller and USS will promptly correct any known misrepresentation with respect to the foregoing, and they will not operate or purport to operate as an integrated single economic unit with respect to each other or in their dealing with any other entity; and

     (n) USS shall not pay the salaries of Seller's employees, if any.

                                   EXHIBIT V
                               TERMINATION EVENTS

             Each of the following shall be a "Termination Event":
                                               -----------------

     (a)(i) the Seller or the Servicer shall fail to make when due any payment or deposit to be made by it under the Agreement and such failure shall continue unremedied for one Business Day or (ii) the Seller, the Servicer or any Originator shall fail to perform or observe any other term, covenant or agreement under the Agreement or any other Transaction Document and such failure shall continue for 30 days after notice thereof from any Purchaser or Funding Agent;

     (b) The Servicer (or any Affiliate thereof) shall fail to transfer to any successor Servicer when required any rights pursuant to the Agreement that the Servicer (or such Affiliate) then has as Servicer;

     (c) any representation or warranty made or deemed made by the Seller, the Servicer or any Originator (or any of their respective officers) under or in connection with the Agreement or any other Transaction Document, or any information or report delivered by the Seller, the Servicer or any Originator pursuant to the Agreement or any other Transaction Document, shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered;

     (d) (i) the Seller or the Servicer shall fail to deliver the Monthly Report pursuant to the Agreement, and such failure shall remain unremedied for 3 Business Days after notice thereof from any Purchaser or Funding Agent or (ii) the Servicer shall fail to deliver any Weekly Report or Daily Report when due pursuant to the Agreement;

     (e) the Agreement or any purchase or reinvestment pursuant to the Agreement shall for any reason: (i) cease to create, or the Purchased Interest shall for any reason cease to be, a valid and enforceable perfected undivided percentage ownership or security interest to the extent of the Purchased Interest in the Pool Receivables, the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, or (ii) cease to create, or the interest of the Collateral Agent for the benefit of the Purchasers with respect to such Pool Assets shall cease to be, a valid and enforceable first priority perfected security interest, free and clear of any Adverse Claim;

     (f) the Seller, USS or any Originator shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller, USS or any Originator seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Seller shall take any action to authorize any of the actions set forth above in this paragraph;

     (g) (i) the (A) Default Ratio shall exceed 4.0%, (B) the Dilution Ratio shall exceed 5.0%, or (C) the Delinquency Ratio shall exceed 6.0% or (ii) the average for three consecutive calendar months of: (A) the Default Ratio shall exceed 3.0%, (B) the Dilution Ratio shall exceed 4.0%, or (C) the Delinquency Ratio shall exceed 5.0%;

     (h) the Purchased Interest shall exceed 100% and such condition shall continue unremedied for 1 (one) Business Day following the date that the Seller (or the Servicer on its behalf) is required to deliver any applicable Monthly Report, Weekly Report or Daily Report, as the case may be;

     (i) either: (i) the Internal Revenue Service shall file a notice of lien asserting a claim or claims of $100,000 or more in the aggregate (or any lesser amount, if in the opinion of any Funding Agent such claim or claims could be reasonably expected to materially and adversely affect the Collateral Agent's interest in the Pool Receivables or any other Pool Assets) pursuant to the Internal Revenue Code with regard to any of the assets of the Seller or any Originator, or (ii) the Pension Benefit Guaranty Corporation shall file a notice of lien asserting a claim pursuant to ERISA with regard to any assets of the Seller or any Originator;

     (j) a Change in Control shall occur;

     (k) (i) USS or any of its Subsidiaries (other than the Seller) shall fail to pay any principal of or premium or interest on any of its Debt that is outstanding in a principal amount of at least $20,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Debt (and, solely to the extent that each Committed Purchaser or any Affiliate of such Committed Purchaser is an agent or lender under such agreement or other documents, such failure shall have not been waived in accordance with the terms of such agreement or other document); or (ii) or any breach or default with respect to any financial covenant shall occur under the USS Credit Agreement and shall continue after the applicable grace period, if any, specified therein (and, solely to the extent that each Committed Purchaser or any Affiliate of such Committed Purchaser is an agent or lender thereunder, such failure shall have not been waived in accordance with the terms thereof); and

     (l) any other event or circumstance shall occur (i) which could reasonably be expected to have a Material Adverse Effect on the collectability of the Pool Receivables or (ii) which could reasonably be expected to have a Material Adverse Effect on the Seller's or the Servicer's ability to collect the Receivables or otherwise perform their respective obligations under the Agreement and the other Transaction Documents to which each is a party.

                                   EXHIBIT VI

                          FORM OF ASSUMPTION AGREEMENT

     THIS ASSUMPTION AGREEMENT (this "Agreement"), dated as of [         ,
                                      ---------                 ------ --
    ], is among U.S. STEEL RECEIVABLES LLC (the "Seller"), [        ], as
----                                                        --------

purchaser (the "[     ] CP Conduit Purchaser"), [        ], as the related
                 -----                           --------
committed purchaser (the "[      ] Committed Purchaser" and together with the
                           ------
Conduit Purchaser, the "[     ] Purchasers"), and [        ], as agent for the
                         -----                     --------
Purchasers (the "[      ] Funding Agent" and together with the Purchasers, the
                  ------
"[       ] Purchaser Group").
  -------
                                   BACKGROUND

     The Seller and various others are parties to a certain Amended and Restated
Receivables Purchase Agreement dated as of November   , 2001 (as amended through
                                                    --
the date hereof, the "Receivables Purchase Agreement"). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     SECTION 1. This letter constitutes an Assumption Agreement pursuant to
Section 1.14 of the Receivables Purchase Agreement. The Seller desires [the
------------
[     ] Purchasers] [the [      ] Committed Purchaser] to [become Purchasers
 -----                    ------
under] [increase its existing Commitment under] the Receivables Purchase Agreement and upon the terms and subject to the conditions set forth in the
Receivables Purchase Agreement, the [        ] Purchasers agree to [become
                                     --------
Purchasers thereunder] [increase its Commitment in an amount equal to the amount
set forth as the "Commitment" under the signature of such [      ] Committed
                                                           ------
Purchaser hereto].

     Seller hereby represents and warrants to the [        ] Purchasers as of
                                                   --------
the date hereof, as follows:

     (i) the representations and warranties of the Seller contained in Exhibit
                                                                       -------
III of the Receivables Purchase Agreement are correct on and as of such dates as
---
though made on and as of such dates and shall be deemed to have been made on such dates;

     (ii) no Termination Event or Unmatured Termination Event has occurred and is continuing, or would result from such transfer; and

     (iii) the Facility Termination Date shall not have occurred.

     SECTION 2. Upon execution and delivery of this Agreement by the Seller and
each member of the [      ] Purchaser Group, satisfaction of the other
                    ------
conditions to assignment specified in Section 1.14 of the Receivables Purchase
                                      ------------
Agreement (including the consent of the Funding Agents) and receipt by the Funding Agents of counterparts of this Agreement (whether by facsimile or
otherwise) executed by each of the parties hereto, [the [     ] Purchasers shall
                                                         -----
become a party to, and have the rights and obligations of Purchasers under, the
Receivables Purchase Agreement] [the [      ] Committed Purchaser shall increase
                                      ------
its Commitment in the amount set forth as the "Commitment" under the signature
of the [      ] Committed Purchaser, hereto].
        ------

     SECTION 3. Each party hereto hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, any CP Conduit Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Notes issued by such CP Conduit Purchaser is paid in full. The covenant contained in this paragraph shall survive any termination of the Receivables Purchase Agreement.

     SECTION 4. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement may not be amended, supplemented or waived except pursuant to a writing signed by the party to be charged. This Agreement may be executed in counterparts, and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement.

                         (continued on following page)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

                                         [           ], as a Conduit Purchaser
                                          -----------

                                         By:
                                            ------------------------------------
                                         Name Printed:
                                                      --------------------------
                                         Title:
                                               ---------------------------------

                                         [Address]

                                         [           ], as a Committed Purchaser
                                          -----------

                                         By:
                                            ------------------------------------
                                         Name Printed:
                                                      --------------------------
                                         Title:
                                               ---------------------------------

                                         [Address]
                                         [Commitment]

                                         [             ], as Funding Agent
                                          -------------
                                         for [         ]
                                              ---------

                                         By:
                                            ------------------------------------
                                         Name Printed:
                                                      --------------------------
                                         Title:
                                               ---------------------------------

                                         [Address]

U.S. STEEL RECEIVABLES LLC, as Seller

By:
   ----------------------------
Name Printed:
             --------------------
Title:
      ---------------------------

Consented and Agreed:

[THE FUNDING AGENTS]

                                  EXHIBIT VII

                          FORM OF TRANSFER SUPPLEMENT
                                with respect to
                           U.S. Steel Receivables LLC
              Amended and Restated Receivables Purchase Agreement

                         Dated as of [          , 20  ]
                                      ------- --    --

Section 1.
---------

     Commitment assigned:                                            $
                                                                      ---------
     Assignor's remaining Commitment:                                $
                                                                      ---------
     Net Investment allocable to Commitment assigned:                $
                                                                      ---------
     Assignor's remaining Net Investment:                            $
                                                                      ---------
     Discount (if any) allocable to
        Net Investment assigned:                                     $
                                                                      ---------
     Discount(if any) allocable to Assignor's
        remaining Net Investment:                                    $
                                                                      ---------
Section 2.
---------

     Effective Date of this Transfer Supplement: [          ]
                                                  ----------

     Upon execution and delivery of this Transfer Supplement by transferee and transferor and the satisfaction of the other conditions to assignment specified in Section 6.3(d) of the Amended and Receivables Purchase Agreement, from and
   -------------
after the effective date specified above, the transferee shall become a party to, and have the rights and obligations of a Committed Purchaser under, the
Amended and Restated Receivables Purchase Agreement dated as of November   ,
                                                                         --
2001 (as amended through the date hereof, the Receivables Purchase Agreement), among U.S. Steel Receivables LLC, as Seller, United States Steel LLC, as initial Servicer, The Bank of Nova Scotia, as Collateral Agent, and various other parties.

                                     VII-1

ASSIGNOR:                                            [         ], as a Committed
                                                      ---------
                                                     Purchaser

                                                     By:
                                                        ------------------------
                                                     Name:
                                                          ----------------------
                                                     Title:
                                                           ---------------------

ASSIGNEE:                                            [         ], as a Committed
                                                      ---------
                                                     Purchaser

                                                        By:
                                                           ---------------------
                                                        Name:
                                                             -------------------
                                                        Title:
                                                              ------------------

                                                     [Address]

Accepted as of date first above
written:

[           ], as Funding Agent for
 -----------
the [      ] Purchaser Group
     ------
By:
   -------------------------
   Name:
        --------------------
   Title:
         -------------------

                                     VII-2

                                   SCHEDULE I
                          CREDIT AND COLLECTION POLICY

                                  Schedule I-1

                                  SCHEDULE II
                      LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

   Lock-Box Bank                                     Lock-Box Accounts
   -------------                                     -----------------

1. Harris Trust and Savings Bank                     434-070-9

2. National City Bank of Cleveland                   20-00-07-1

3. Chase Manhattan Bank                              174-3566

4. Bank One, N.A.                                    05607-13

5. Bank of America, N.A.                             375-025-7715

                                 Schedule II-1

                                  SCHEDULE III
                                  TRADE NAMES

1. UNITED STATES STEEL LLC

2. United States Steel Corporation

3. U.S. Steel

4. U.S. Steel Group

5. USS

                                 Schedule III-1

                                  SCHEDULE IV
                                SPECIAL OBLIGORS

Special Obligor                                      Concentration Percentage
---------------                                      ------------------------

1. General Motors Corporation                                 10%

2. Pro-Tec Coating Company                                     5%

                                 Schedule IV-1

                                                                         ANNEX A

                            FORM OF PURCHASE NOTICE

                                    Annex A-1

                                                               ANNEX B-1/B-2/B-3
                                               to Receivables Purchase Agreement

               FORM OF MONTHLY REPORT/WEEKLY REPORT/DAILY REPORT

                                   Annex B-1